FRANKLIN DOUBLE TAX-FREE INCOME FUND

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders of the Franklin Double Tax-Free Income Fund (the “Double Tax-Free Fund”) scheduled for April 4, 2016, at 2:00 p.m., Pacific time.  These materials discuss a proposal to be voted on at the meeting and contain a Notice of Special Meeting of Shareholders, a Prospectus/Proxy Statement, and a proxy card.  A proxy card is, in essence, a ballot.  When you complete a proxy card, it tells us how you wish the individuals named on your proxy card to vote on important issues relating to the Double Tax-Free Fund.  If you complete, sign and return a proxy card, we’ll vote your proxy exactly as you tell us.  If you simply sign and return a proxy card without indicating how your shares are to be voted, we’ll vote your proxy FOR the proposal which is in accordance with the Board of Trustees’ recommendation on page 8 of the Prospectus/Proxy Statement.

We urge you to review carefully the proposal in the Prospectus/Proxy Statement.  Then, fill out the proxy card and return it to us so that we know how you would like to vote.  When shareholders return their proxy cards promptly, additional costs of having to conduct additional mailings may be avoided.

PLEASE COMPLETE, SIGN AND RETURN the proxy card you receive.

We welcome your comments.  If you have any questions, call Fund Information at:

(800) DIAL BEN® or (800) 342-5236.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or, if eligible, through the Internet, 24 hours a day.  If your account is eligible to vote through the Internet, separate instructions are enclosed.

FRANKLIN DOUBLE TAX-FREE INCOME FUND

One Franklin Parkway

San Mateo, CA 94403-1906

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on April 4, 2016

To the Shareholders of the Franklin Double Tax-Free Income Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Franklin Double Tax-Free Income Fund (the “Double Tax-Free Fund”), a series of the Franklin Tax-Free Trust (the “Trust”), will be held at the offices of the Trust, One Franklin Parkway, San Mateo, California 94403-1906, on April 4, 2016, at 2:00 p.m., Pacific time.  The Meeting is being called for the following purposes:

1.          To approve a Plan of Reorganization (the “Plan”) between the Double Tax-Free Fund and the Franklin High Yield Tax-Free Income Fund (the “High Yield Tax-Free Fund”), another series of the Trust, that provides for:  (i) the acquisition of substantially all of the assets of the Double Tax-Free Fund by the High Yield Tax-Free Fund in exchange solely for shares of the High Yield Tax-Free Fund, (ii) the distribution of such shares to the shareholders of the Double Tax-Free Fund, and (iii) the complete liquidation and dissolution of the Double Tax-Free Fund.

2.          To transact such other business as may properly come before the Meeting.

A copy of the form of the Plan, which more completely sets forth the transaction proposed for the Double Tax-Free Fund, is attached as Exhibit A to the Prospectus/Proxy Statement.

Shareholders of record as of the close of business on December 10, 2015 are entitled to notice of, and to vote at, the Meeting or any adjournment of the Meeting.

By Order of the Board of Trustees,

Karen L. Skidmore

Secretary

February 3, 2016

You are invited to attend the Meeting, but if you cannot do so, the Board of Trustees of the Trust urges you to complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid return envelope.  It is important that you return your signed proxy card promptly so that a quorum may be ensured at the Meeting.  You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy card, by giving written notice of revocation to the Double Tax-Free Fund at any time before the proxy is exercised, or by voting in person at the Meeting.  You may also be able to vote by touch-tone telephone by calling the telephone number printed on your proxy card and following the recorded instructions.  In addition, if your account is eligible, you may also be able to vote through the Internet by visiting the website printed on your proxy card and following the online instructions.

Prospectus/Proxy Statement

When reading this Prospectus/Proxy Statement, you will notice that certain terms are capitalized.  The more significant of those capitalized terms are explained in our glossary section at the back of the Prospectus/Proxy Statement.

TABLE OF CONTENTS

Page

Cover Page                                                                                                                               Cover

SUMMARY

What am I being asked to vote upon?

Why is this Transaction being proposed?

What will happen if shareholders approve the Plan?

How will the Transaction affect me?

What are the federal income tax consequences of the Transaction?

How do the distribution and purchase procedures of the Funds compare?

How do the redemption procedures and exchange privileges of the Funds compare?

What is the anticipated timing of the Transaction?

What happens if the Transaction is not approved?

How will shareholder voting be handled?

What is the Board’s recommendation regarding the proposal?

COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment goals, strategies, and policies of the Funds?

How do the principal investment risks of the Funds compare?

What are the distribution and purchase procedures of the Funds?

What are the redemption procedures and exchange privileges of the Funds?

Who manages the Funds?

What are the Funds’ investment management fees?

What are the fees and expenses of each Fund and what might they be after the Transaction?

How do the performance records of the Funds compare?

Where can I find more financial and performance information about the Funds?

What are other key features of the Funds?

REASONS FOR THE TRANSACTION

INFORMATION ABOUT THE TRANSACTION

How will the Transaction be carried out?

Who will pay the expenses of the Transaction?

What should I know about the High Yield Tax-Free Fund Shares?

What are the capitalizations of the Funds and what might the High Yield Tax-Free Fund’s capitalization be after the Transaction?

COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS

How do the investment goals, strategies, policies and risks of the Funds compare?

How do the fundamental investment policies and certain non-fundamental policies of the Funds differ?

What are the principal risk factors associated with investments in the Funds?

FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION

INFORMATION ABOUT THE FUNDS

FURTHER INFORMATION ABOUT THE FUNDS

VOTING INFORMATION

How many votes are necessary to approve the Plan?

How do I ensure my vote is accurately recorded?

May I revoke my proxy?

What other matters will be voted upon at the Meeting?

Who is entitled to vote?

How will proxies be solicited?

Are there dissenters’ rights?

PRINCIPAL HOLDERS OF SHARES

SHAREHOLDER PROPOSALS

ADJOURNMENT

GLOSSARY

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

A.     Form of Plan of Reorganization

B.     Financial Highlights of the Double Tax-Free Income Fund and High Yield Tax-Free Income Fund

C.     Principal Holders of Securities

ii

PROSPECTUS/PROXY STATEMENT

Dated February 3, 2016

Acquisition of Substantially All of the Assets of

FRANKLIN DOUBLE TAX-FREE INCOME FUND

By and in Exchange for Shares of

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

(each a series of Franklin Tax-Free Trust) (the “Trust”)

This Prospectus/Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the “Meeting”) of the Franklin Double Tax-Free Income Fund (the “Double Tax-Free Fund”).  At the Meeting, shareholders of the Double Tax-Free Fund will be asked to approve or disapprove a Plan of Reorganization (the “Plan”).  If the Double Tax-Free Fund shareholders vote to approve the Plan, substantially all of the assets of the Double Tax-Free Fund will be acquired by the Franklin High Yield Tax-Free Income Fund (the “High Yield Tax-Free Fund”) in exchange for Class A, Class C and Advisor Class shares of the High Yield Tax-Free Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

The Meeting will be held at the principal offices of the Trust, One Franklin Parkway, San Mateo, California 94403-1906, on April 4, 2016, at 2:00 p.m., Pacific time.  You can reach the offices of the Trust by calling (800) 342-5236.  The Board of Trustees of the Trust (the “Board”) is soliciting these proxies.  This Prospectus/Proxy Statement will first be sent to shareholders on or about February 9, 2016.

If the Double Tax-Free Fund shareholders vote to approve the Plan, you will receive Class A, Class C and Advisor Class shares of the High Yield Tax-Free Fund of equivalent aggregate net asset value (“NAV”) to your investment in the corresponding class of shares of the Double Tax-Free Fund.  The Double Tax-Free Fund will then be liquidated and dissolved.

The Double Tax-Free Fund and the High Yield Tax-Free Fund (each, a “Fund” and, collectively, the “Funds”) have generally similar investment goals, principal investment strategies and principal investment risks.  The Double Tax-Free Fund’s investment goal is to provide investors with as high a level of income exempt from federal income taxes and from state personal income taxes, as is consistent with prudent investment management and the preservation of shareholders’ capital.  The High Yield Tax-Free Fund’s investment goal is to provide investors with a high current yield exempt from federal income taxes.  The High Yield Tax-Free Fund’s secondary goal is capital appreciation to the extent possible and consistent with the Fund’s principal investment goal.

This Prospectus/Proxy Statement includes information about the Plan and the High Yield Tax-Free Fund that you should know before voting on the Plan that could result in your investment in the High Yield Tax-Free Fund.  You should retain this Prospectus/Proxy Statement for future reference.  Additional information about the Double Tax-Free Fund, the High Yield Tax-Free Fund and the proposed transaction has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents:

•      The Prospectus dated July 1, 2015 of the Franklin Tax-Free Trust that includes the Double Tax-Free Fund – Class A, Class C and Advisor Class, and the High Yield Tax-Free Fund — Class A, Class C and Advisor Class, as supplemented to date (the “Fund Prospectus”), which is enclosed with, incorporated herein by reference and considered a part of this Prospectus/Proxy Statement.

•      A Statement of Additional Information (“SAI”) dated February 3, 2016, relating to this Prospectus/Proxy Statement, which has been filed with the SEC, is incorporated herein by reference and is considered a part of this Prospectus/Proxy Statement.

You may request a free copy of the SAI relating to this Prospectus/Proxy Statement or the Fund Prospectus without charge by calling (800) DIAL-BEN or by writing to Franklin Templeton Investments at One Franklin Parkway, San Mateo, CA 94403-1906.

SUMMARY

This is only a summary of certain information contained in this Prospectus/Proxy Statement.  You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of the Plan (attached as Exhibit A) and the Fund Prospectus (enclosed).

What am I being asked to vote upon?

Shareholders of the Double Tax-Free Fund are being asked to approve the Plan which provides for:  (1) the acquisition of substantially all of the assets of the Double Tax-Free Fund by the High Yield Tax-Free Fund in exchange solely for shares of the High Yield Tax-Free Fund, (2) the distribution of such shares to the shareholders of the Double Tax-Free Fund, and (3) the complete liquidation and dissolution of the Double Tax-Free Fund.

Why is this Transaction being proposed?

Continuing financial difficulties experienced by Puerto Rico and its municipal issuers have severely limited the Double Tax-Free Fund’s ability to invest in accordance with its stated investment strategies, and the Double Tax-Free Fund’s investment manager does not believe the Double Tax-Free Fund will be able to resume normal investment operations for the foreseeable future.  In addition, since the close of the Double Tax-Free Fund to new investments in 2012, the Double Tax-Free Fund’s assets have declined by more than 85%.  If shareholders of the Double Tax-Free Fund approve the Transaction and thereby become shareholders of the High Yield Tax-Free Fund, they would benefit as shareholders of a fund with a larger asset size, lower annual fund operating expenses, better total return investment performance, and a more stable and diversified investment portfolio.  Although the High Yield Tax-Free Fund does not provide income that is free from the state personal income taxes of all fifty states, it generally has investment goals, principal strategies and principal risks that are similar (with certain differences discussed below) to the Double Tax-Free Fund.

What will happen if shareholders approve the Plan?

If the Double Tax-Free Fund’s shareholders vote to approve the Plan, then shareholders of the Double Tax-Free Fund will become shareholders of the High Yield Tax-Free Fund on or about April 29, 2016, and will no longer be shareholders of the Double Tax-Free Fund.  Shareholders of the Double Tax-Free Fund will receive Class A, Class C and Advisor Class shares of the High Yield Tax-Free Fund (“High Yield Tax-Free Fund Shares”) with an aggregate NAV equivalent to their investment in the corresponding class of shares of the Double Tax-Free Fund as noted in the chart below.

Double Tax-Free Fund	High Yield Tax-Free Fund
Class A	Class A
Class C	Class C
Advisor Class	Advisor Class

In particular, the Plan provides that (1) substantially all of the assets of the Double Tax-Free Fund will be acquired by the High Yield Tax-Free Fund in exchange for High Yield Tax-Free Fund Shares; and (2) the High Yield Tax-Free Fund Shares received by the Double Tax-Free Fund in the exchange will then be distributed to shareholders of the corresponding class of shares of the Double Tax-Free Fund.  Because the Funds have different NAVs per share, the number of  High Yield Tax-Free Fund Shares that you receive will likely be different than the number of shares of the Double Tax-Free Fund that you own, but the total value of your investment will be the same immediately before and after the exchange.  After the High Yield Tax-Free Fund Shares are distributed to the Double Tax-Free Fund’s shareholders, the Double Tax-Free Fund will be completely liquidated and dissolved.  (The proposed transaction is referred to in this Prospectus/Proxy Statement as the “Transaction.”)

For more information concerning the similarities regarding share purchase, redemption and exchange procedures of the Double Tax-Free Fund and the High Yield Tax-Free Fund, please see “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – What are the distribution and purchase procedures of the Funds?” and “What are the redemption procedures and exchange privileges of the Funds?”

How will the Transaction affect me?

If the Transaction is completed, you will cease to be a shareholder of the Double Tax-Free Fund and become a shareholder of the High Yield Tax-Free Fund.  Summarized below are some of the considerations for deciding whether to approve the Plan:

Similar Investment Goal, Strategies, Policies and Risks.  The Double Tax-Free Fund’s investment goal is to provide investors with as high a level of income exempt from federal income taxes and from state personal income taxes, as is consistent with prudent investment management and the preservation of shareholders’ capital.  The High Yield Tax-Free Fund’s investment goal is to provide investors with a high current yield exempt from federal income taxes.  The High Yield Tax-Free Fund’s secondary goal is capital appreciation to the extent possible and consistent with the Fund’s principal investment goal.  Under normal market conditions, both Funds invest at least 80% of their net assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax.  The Double Tax-Free Fund, but not the High Yield Tax-Free Fund, also invests at least 80% of its net assets in securities whose interest is free from state personal income taxes.  Because both Funds invest at least 80% of their net assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax, and municipal securities issued by U.S. territories, such as Puerto Rico, Guam, and the U.S. Virgin Islands, they are subject to similar principal investment risks, including market, interest rate, credit, focus, tax-exempt securities, income, high-yield debt securities, inflation, liquidity, prepayment, management, bond insurers, municipal lease obligations, debt securities ratings, unrated debt securities, illiquid securities, zero coupon and deferred interest securities principal investment risks.

Certain Differences to Note:

Double Tax-Free Fund	High Yield Tax-Free Fund

Federal and State Tax-Free Fund.  The Double Tax-Free Fund invests at least 80% of its net assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax, and invests at least 80% of its net assets in securities whose interest is free from state personal income taxes.

Federal Tax-Free Fund Only.  The High Yield Tax-Free Fund invests at least 80% of its net assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax.

Investment Grade Securities.  The Double Tax-Free Fund only buys municipal securities rated, at the time of purchase, in one of the top four ratings categories by one or more U.S. nationally recognized rating services (or comparable unrated or short-term rated securities), although it may continue to hold downgraded securities, such as certain of its holdings in Puerto Rico and related issuers.

Investment Grade and Non-Investment Grade (Junk Bond) Securities.  The High Yield Tax-Free Fund may invest in municipal securities rated in any rating category (or comparable unrated or short-term rated securities), including defaulted securities.

Non-Diversified Fund.  The Double Tax-Free Fund generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.   The Fund focuses on the municipal securities of U.S. territories, such as Puerto Rico, Guam and the U.S. Virgin Islands.

Diversified Fund.  The High Yield Tax-Free Fund does not necessarily focus its investments in a particular state or territory, and will not invest more than 25% of its total assets in municipal securities of any one state or territory.  The Fund may invest up to 35% of its total assets in municipal securities issued by U.S. territories, such as Puerto Rico, Guam and the U.S. Virgin Islands.

For a more complete discussion, see the sections below titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ Are there any significant differences between the investment goals, strategies, and policies of the Funds?” and “How do the principal investment risks of the Funds compare?” and “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – How do the fundamental investment policies and certain non-fundamental policies of the Funds differ?” and “What are the principal investment risks associated with investments in the Funds?”

Potential Cost Savings.  As shown in the chart below, the total annual operating expenses of the High Yield Tax-Free Fund Shares are less than those of the corresponding share class of the Double Tax-Free Fund.  The following table compares the annualized net expense ratio for each class of shares of the High Yield Tax-Free Fund with those of the corresponding class of shares of the Double Tax-Free Fund, based on their fiscal years ended February 28, 2015.

ANNUAL FUND OPERATING EXPENSES1

Share Class	Double Tax-Free Fund	High Yield Tax-Free Fund
Class A	0.76%	0.65%
Class C	1.32%	1.20%
Advisor Class	0.67%	0.55%

1.  Expense ratios reflect annual fund operating expenses as of the fiscal year ended February 28, 2015 for each Fund, the most recent fiscal year of each Fund (as reflected in each Fund’s current prospectus).  The expense ratios have been audited.

As of December 31, 2015, the High Yield Tax-Free Fund had a significantly larger asset base (approximately $8.3 billion) than the Double Tax-Free Fund (approximately $123.3 million).  The Transaction is not projected to have a material impact on the expense ratio of the High Yield Tax-Free Fund.

For a more detailed comparison of the Funds’ fees and expenses, see the sections below captioned “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the Funds’ investment management fees?” and “What are the fees and expenses of each of the Funds and what might they be after the Transaction?”

In evaluating the Transaction, shareholders may also wish to consider the following:

Better Relative Past Performance.  As shown in the table below, the High Yield Tax-Free Fund has outperformed the Double Tax-Free Fund on a total return basis for the one-year, five-year, ten-year and since inception periods.  The average annual total return figures for Class A shares (without sales load) at NAV, as of December 31, 2015, are shown below.

Average Annual Total Return (at NAV)	Double Tax-Free Fund Class A	High Yield Tax-Free Fund Class A
1 Year	-1.09%	3.18%
5 Year	0.79%	6.46%
10 Year	2.07%	4.79%
Since Inception	5.29% (04/03/1985)	6.35% (03/18/1986)

More detailed performance information (including performance of other share classes) is included below under the section “How do the performance records of the Funds compare?” in this Prospectus/Proxy Statement.  Because all share classes are invested in the same portfolio of securities, performance for other share classes differs only to the extent that the classes do not have the same expenses.

Costs of the Transaction.  Each Fund will pay 25% of the expenses of the Transaction, including proxy solicitation costs.  Franklin Advisers, Inc. (“FAV” or the “Investment Manager”) will pay the remaining 50% of such expenses.  The total amount of the expenses for the Transaction is estimated to be approximately $134,500.

What are the federal income tax consequences of the Transaction?

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes, and the delivery of a legal opinion to that effect is a condition of closing the Transaction, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position.  This means that, subject to the limited exceptions described below under the heading “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION,” the shareholders of the Double Tax-Free Fund will recognize no income, gain or loss for federal income tax purposes upon the exchange of all of their shares in the Double Tax-Free Fund for shares in the High Yield Tax-Free Fund.  Shareholders should consult their tax advisers about state and local tax consequences of the Transaction, if any, because the information about tax consequences in this Prospectus/Proxy Statement relates only to federal income tax consequences.  For more information, please see the section “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION.”

How do the distribution and purchase procedures of the Funds compare?

Shares of the Double Tax-Free Fund and the High Yield Tax-Free Fund are sold on a continuous basis by Franklin Templeton Distributors, Inc. (“Distributors”).  Distribution and purchase procedures are the same for each Fund.  Currently, however, the Double Tax-Free Fund is closed to all new investments (other than reinvestment of dividends and capital gains distributions).

For a more complete discussion, see the section below titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the distribution and purchase procedures of the Funds?”

How do the redemption procedures and exchange privileges of the Funds compare?

The Funds have the same redemption procedures and exchange privileges.

For a more complete discussion, see the section below titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the redemption procedures and exchange privileges of the Funds?”

What is the anticipated timing of the Transaction?

The meeting of the shareholders is scheduled to occur on April 4, 2016.  If all necessary approvals are obtained, the Transaction will likely be completed on or about April 29, 2016.

What happens if the Transaction is not approved?

If the Transaction is not approved by the Double Tax-Free Fund’s shareholders or does not close for any reason, such shareholders will remain shareholders of the Double Tax-Free Fund, and the Double Tax-Free Fund will continue to operate.  The Board then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for the Double Tax-Free Fund.

How will shareholder voting be handled?

Shareholders who own shares of the Double Tax-Free Fund at the close of business on December 10, 2015, will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold.  Approval of the Transaction by the Double Tax-Free Fund requires the affirmative vote of the lesser of:  (i) a majority of the outstanding shares of the Double Tax-Free Fund or (ii) 67% or more of the outstanding shares of the Double Tax-Free Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of the Double Tax-Free Fund are present or represented by proxy (“1940 Act Majority Vote”).  Boston Financial Data Services has been retained by the Double Tax-Free Fund to collect and tabulate shareholder votes.

Please vote by proxy as soon as you receive this Prospectus/Proxy Statement.  You may place your vote by completing, signing, and mailing the enclosed proxy card, by calling the number on the enclosed proxy card, or, via the Internet by following the on-line instructions if your account is eligible.  If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Meeting.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting.  You may also attend the Meeting and cast your vote in person at the Meeting.  For more details about shareholder voting, see the “VOTING INFORMATION” section of this Prospectus/Proxy Statement.

What is the Board’s recommendation regarding the proposal?

The Board of the Trust recommends that you vote FOR the Plan.  At a meeting held on October 20, 2015, the Board of the Trust considered the proposal to reorganize the Double Tax-Free Fund with and into the High Yield Tax-Free Fund, unanimously approved the Plan, and voted to recommend that shareholders of the Double Tax-Free Fund vote to approve the Plan.  For the reasons set forth in the “REASONS FOR THE TRANSACTION” section of this Prospectus/Proxy Statement, the Board, including the Independent Trustees, has determined that participation in the Transaction is in the best interests of the Double Tax-Free Fund.  The Board also concluded that no dilution in value would result to the shareholders of the Double Tax-Free Fund as a result of the Transaction.

THE BOARD OF THE TRUST, ON BEHALF OF THE DOUBLE TAX-FREE FUND, RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN.

COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment goals, strategies, and policies of the Funds?

The Double Tax-Free Fund and the High Yield Tax-Free Fund have generally similar investment goals, principal investment strategies and principal investment risks, but there are some significant differences.

Investment Goals.  The Double Tax-Free Fund’s investment goal is to provide investors with as high a level of income exempt from federal income taxes and from state personal income taxes, as is consistent with prudent investment management and the preservation of shareholders’ capital.  The High Yield Tax-Free Fund’s investment goal is to provide investors with a high current yield exempt from federal income taxes.  The High Yield Tax-Free Fund’s secondary goal is capital appreciation to the extent possible and consistent with the Fund’s principal investment goal.  A significant difference between the investment goals of the Double Tax-Free Fund and the High Yield Tax-Free Fund is that the Double Tax-Free Fund seeks to provide income that is exempt from state personal income taxes, whereas the High Yield Tax-Free Fund does not have a comparable goal.

Principal Investment Strategies.  The Double Tax-Free Fund and the High Yield Tax-Free Fund have generally similar principal investment strategies but there are some significant differences that are highlighted in the comparison chart below.

Double Tax-Free Fund	High Yield Tax-Free Fund

Federal and State Tax-Free Fund.  The Double Tax-Free Fund, under normal market conditions, invests at least 80% of its net assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax, and invests at least 80% of its net assets in securities whose interest is free from state personal income taxes.

Federal Tax-Free Fund Only.  The High Yield Tax-Free Fund, under normal market conditions, invests at least 80% of its net assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax.

Investment Grade Securities.  The Double Tax-Free Fund only buys municipal securities rated, at the time of purchase, in one of the top four ratings categories by one or more U.S. nationally recognized rating services (or comparable unrated or short-term rated securities), although it may continue to hold downgraded securities, such as certain of its holdings in Puerto Rico and related issuers.

Investment Grade and Non-Investment Grade (Junk Bond) Securities.  The High Yield Tax-Free Fund may invest in municipal securities rated in any rating category (or comparable unrated or short-term rated securities), including defaulted securities.

Non-Diversified Fund.  The Double Tax-Free Fund generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.  The Fund focuses on the municipal securities of U.S. territories, such as Puerto Rico, Guam and the U.S. Virgin Islands.

Diversified Fund.  The High Yield Tax-Free Fund does not necessarily focus its investments in a particular state or territory, and will not invest more than 25% of its total assets in municipal securities of any one state or territory.  The Fund may invest up to 35% of its total assets in municipal securities issued by U.S. territories, such as Puerto Rico, Guam and the U.S. Virgin Islands.

As a result of differences in investment strategies, if the Transaction is approved, based on each Fund’s portfolio as of December 31, 2015 as shown in the following table, former shareholders of the Double Tax-Free Fund will become shareholders of a more diversified fund with reduced exposure to investments in municipal securities of U.S. territories, such as Puerto Rico, Guam and the U.S. Virgin Islands, and reduced exposure to below investment grade securities:

	Double Tax-Free Fund	High Yield Tax-Free Fund
Top 10 State/U.S. Territory Exposure
Puerto Rico	50.48%	3.36%
Guam	37.27%	1.43%
Virgin Islands	12.25%	0.62%
California	0.00%	17.56%
Texas	0.00%	9.19%
Florida	0.00%	7.18%
Michigan	0.00%	6.33%
Illinois	0.00%	6.17%
Georgia	0.00%	3.99%
New York	0.00%	3.77%
Total	100.00%	59.60%

	Double Tax-Free Fund	High Yield Tax-Free Fund
Credit Quality
AAA	8.96%	5.16%
AA	7.05%	25.06%
A	22.67%	28.63%
BBB	38.39%	20.66%
BB	0.00%	5.95%
B	4.23%	1.41%
CCC	13.20%	1.61%
CC	5.50%	1.20%
C	0.00%	0.22%
Refunded	0.00%	4.89%
Not Rated	0.00%	5.21%
Total	100.00%	100.00%

	Double Tax-Free Fund	High Yield Tax-Free Fund
Holdings
Number of Holdings	26	721

The Double Tax-Free Fund and High Yield Tax-Free Fund also have certain common principal investment strategies.  Each Fund may invest up to 20% of its net assets in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.  Neither Fund has restrictions on the maturity of the securities it may buy.  Both Funds may invest in municipal lease obligations, variable and floating rate securities (primarily variable rate demand notes) and zero coupon and deferred interest securities.

For more information about the investment goals, strategies and policies of the Funds please see the section entitled “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS” in this Prospectus/Proxy Statement.

Potential Repositioning of the Double Tax-Free Fund’s Portfolio Assets.  The Investment Manager expects that the High Yield Tax-Free Fund will retain, after the Transaction, a significant majority of the portfolio holdings of the Double Tax-Free Fund.  As of the date of this prospectus/proxy statement, it is estimated that of the Double Tax-Free Fund’s approximately $67 million in Puerto Rico bonds as of December 31, 2015, approximately $60 million, or 90%, will be retained by the High Yield Tax-Free Fund after the Transaction.  The remaining approximately $7 million, representing about 5% of the Double Tax-Free Fund’s total net assets, may or may not be sold as part of a portfolio repositioning and separate from normal portfolio turnover either before or after the closing of the Transaction.  Such possible sales will depend in part on ongoing developments in Puerto Rico and the municipal markets.  In addition, the actual amount of portfolio securities sold in connection with the Transaction could be higher or lower depending upon the need to sell additional securities in order to meet fund redemptions prior to the closing of the Transaction.   These potential sales may result in the realization of capital gains, which to the extent not offset by available capital loss carryovers, would be distributed to shareholders.  The amount of any capital gains that may be realized and distributed to the shareholders will depend upon a variety of factors, including the Double Tax-Free Fund’s net unrealized appreciation in the value of its portfolio assets at that time and whether such repositioning occurs before or after the Transaction.  It is not anticipated that these sales of a portion of the portfolio assets prior to or after the closing of the Transaction should result in any material amounts of capital gains to be distributed to shareholders.  Transaction costs also might be incurred due to the potential repositioning of the portfolio.  The Investment Manager believes that these portfolio transaction costs would be immaterial in amount.

For more information about the investment goals, strategies and policies of the Funds and about the repositioning of the Double Tax-Free Fund’s portfolio assets, please see the sections entitled “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS” in this Prospectus/Proxy Statement and “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION – Potential Repositioning of the Double Tax-Free Fund’s Portfolio Assets,” respectively.

How do the principal investment risks of the Funds compare?

Investments in both Funds involve risks common to most mutual funds.  You could lose money by investing in either Fund.  As shown below, there are two material differences between the principal investment risks of the Double Tax-Free Fund and High Yield Tax-Free Fund.  First, the Double Tax-Free Fund is exposed to non-diversification risk in that it invests a greater portion of its assets in the securities of one or more issuers and overall in a smaller number of issuers, most notably, the Double Tax-Free Fund has much greater exposure to the U.S. territories of Puerto Rico, Guam and the Virgin Islands than the High Yield Tax-Free Fund.  Second, the High Yield Tax-Free Fund has greater exposure to the risks of investing in obligations of the various states of the United States as a principal risk.  Although only the High Yield Tax-Free Fund may purchase high yield debt securities (also known as junk bonds), both Funds are exposed to high yield debt security risk, as the Double Tax-Free Fund continues to hold downgraded securities, such as certain of its holdings in Puerto Rico and related issuers.

Principal Investment Risks Common to Both Funds	Principal Investment Risk Applicable to the Double Tax-Free Fund but not the High Yield Tax-Free Fund	Principal Investment Risk Applicable to the High Yield Tax-Free Fund but not the Double Tax-Free Fund

Puerto Rico and U.S. territories Market

Interest rate

Credit

Focus

Tax-exempt securities

High-yield debt securities

Income

Liquidity

Prepayment

Management

Inflation

Bond insurers

Municipal lease obligations

Debt securities ratings

Unrated debt securities

Illiquid securities

Zero coupon and deferred interest securities

	Non-diversification	U.S. States

For more information about the principal risks of the Double Tax-Free Fund and the High Yield Tax-Free Fund, please see the section “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – What are the principal investment risks associated with investments in the Funds?”

What are the distribution and purchase procedures of the Funds?

Shares of each Fund are sold on a continuous basis by Distributors.  Currently, however, the Double Tax-Free Fund is closed to all new investments (other than the reinvestment of dividends and capital gains distributions).  Class A shares of each Fund are generally sold at NAV per share plus a sales charge.  The maximum front-end sales charge imposed on purchases of Class A shares of both Funds is 4.25% with reduced charges for purchases of $100,000 or more and no front-end sales charge for purchases of $1 million or more.  There is a 0.75% contingent deferred sales charge (“CDSC”) for purchases of $1,000,000 or more if Class A shares are sold within 18 months of purchase.  Class C shares are generally subject to a 1% CDSC on shares sold within 12 months.  Advisor Class shares of each Fund are not subject to a sales charge.

Holders of Class A shares of the Double Tax-Free Fund will not be assessed a sales charge on their receipt of the High Yield Tax-Free Class A shares in connection with the Transaction.  No CDSC will be charged to the Double Tax-Free Fund shareholders in connection with the exchange of their shares pursuant to the terms of the Transaction.  Additional information and specific instructions explaining how to buy shares of each Fund are outlined in the Fund Prospectus enclosed with the Prospectus/Proxy Statement under the heading “Your Account.”

What are the redemption procedures and exchange privileges of the Funds?

Each Fund offers the same redemption features pursuant to which redemption proceeds are remitted by check after prompt receipt of proper documents, including signature guarantees under certain circumstances.  Each Fund has the same exchange privileges.  Shares of each Fund may be redeemed at its respective NAV per share subject to any applicable CDSC.  However, for purchases of $1 million or more, redemptions of Class A shares of a Fund that were purchased without an initial sales charge generally are subject to a 0.75% CDSC if redeemed within 18 months of their purchase.  Class C shares generally are subject to a 1% CDSC if redeemed within 12 months of their purchase.  Advisor Class shares of each Fund are not subject to a CDSC.  Additional information and specific instructions explaining how to redeem, and exchange shares of each Fund are outlined in the Fund Prospectus enclosed with the Prospectus/Proxy Statement under the heading “Your Account.”  The Fund Prospectus enclosed herewith also lists, under the heading “Questions,” phone numbers for you to call if you have any questions about your account.

Who manages the Funds?

The Board of the Trust provides general oversight of the business and affairs of each Fund but is not involved in day-to-day management or securities selection.  Each Fund is a series of the Trust, an open-end management investment company, commonly called a mutual fund.  The Trust was initially organized as a Massachusetts business trust in September 1984, was converted to a Delaware statutory trust effective July 1, 2007 and is registered with the SEC.

FAV, One Franklin Parkway, San Mateo, CA 94403-1906, serves as Investment Manager for both Funds.  FAV is a wholly owned subsidiary of Franklin Resources, Inc. (“FRI”).  FRI is a publicly owned holding company with its principal offices located at One Franklin Parkway, San Mateo, CA 94403-1906.  FAV and its affiliates serve as investment manager or administrator to 45 registered investment companies, with approximately 162 U.S.-based funds or series.  Franklin Templeton Investments had over $770 billion in assets under management as of September 30, 2015.  Charles B. Johnson (former Chairman and Director of FRI) and Rupert H. Johnson, Jr. are principal shareholders of FRI.

Fund Management Team.  Each Fund is managed by a team of dedicated professionals focused on investments in tax-free securities.  The portfolio managers have responsibility for the day-to-day management of the Funds and operate as a team to develop ideas and implement investment strategy for each of the Funds.

Double Tax-Free Management Team	High Yield Tax-Free Management Team
Ms. Higgins has been a portfolio manager of the Double Tax-Free Fund since 1992. She joined Franklin Templeton Investments in 1990.	Mr. Wiley has been a lead portfolio manager of the High Yield Tax-Free Fund since 1991. He joined Franklin Templeton Investments in 1989.
Ms. Wong has been a portfolio manager of the Double Tax-Free Fund since 1986. She joined Franklin Templeton Investments in 1986.	Mr. Rivera has been a portfolio manager of the High Yield Tax-Free Fund since 2004. He joined Franklin Templeton Investments in 1994.
Mr. Workman has been a portfolio manager of the High Yield Tax-Free Fund since March 2009. He joined Franklin Templeton Investments in 2003.

The current members of the High Yield Tax-Free management team are expected to continue to manage the High Yield Tax-Free Fund after the Transaction.  The SAI for the Double Tax-Free Fund and the High Yield Tax-Free Fund dated July 1, 2015, as supplemented to date (the “Fund SAI”), provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.  For information on how to obtain a copy of the Fund SAI, please see the section entitled “Information about the Funds.”

What are the Funds’ investment management fees?

As shown below, the investment management fee, including breakpoints, are the same in each Fund’s investment management agreement with FAV and are as follows:

•         0.625% of the value of net assets up to and including $100 million;

•         0.500% of the value of net assets over $100 million up to and including $250 million;

•         0.450% of the value of net assets over $250 million up to and including $7.5 billion;

•         0.440% of the value of net assets over $7.5 billion up to and including $10 billion;

•         0.430% of the value of net assets over $10 billion up to and including $12.5 billion;

•         0.420% of the value of net assets over $12.5 billion up to and including $15 billion;

•         0.400% of the value of net assets over $15 billion up to and including $17.5 billion;

•         0.380% of the value of net assets over $17.5 billion up to and including $20 billion; and

•         0.360% of the value of net assets in excess of $20 billion.

For the fiscal year ended February 28, 2015, the Double Tax-Free Fund and High Yield Tax-Free Fund paid FAV investment management fees of $1,458,228 and $37,389,842, respectively.  A discussion regarding the basis for the Board’s approving the investment management agreement for each Fund is available in each Fund’s most recent Annual Report to Shareholders for the fiscal year ended February 28, 2015.

Each Fund has an investment management arrangement that includes both investment management and administrative services, and the agreements are substantially similar.  FAV has subcontracted with Franklin Templeton Services, LLC (“FT Services”) to provide administrative services and facilities to the Funds.  For such services, FAV pays FT Services an administrative fee out of its investment management fees from the Fund.

What are the fees and expenses of each Fund and what might they be after the Transaction?

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds.  The tables also show the pro forma estimated fees and expenses for the High Yield Tax-Free Fund, assuming that shareholders of the Double Tax-Free Fund approve the Plan and that the Transaction had been completed as of the beginning of the High Yield Tax-Free Fund’s last completed fiscal year.  The purpose of the tables is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as a shareholder of the High Yield Tax-Free Fund.

You will not pay any initial or deferred sales charge in connection with the Transaction.

TABLE OF SHAREHOLDER FEES (both Funds)

The following table shows shareholder fees paid directly from a new investment, which will remain the same after the Transaction.  You will not pay these charges in connection with the Transaction.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Advisor Class
Maximum sales charge (load) imposed on purchase (as a percentage of offering price)	4.25%	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None[1]	1.00%	None

1.  There is a 0.75% CDSC that applies to investments of $1 million or more and purchases by certain retirement plans without an initial sales charge.

ANNUAL OPERATING EXPENSE TABLE FOR EACH CLASS OF SHARES OF

THE FUNDS AND PROJECTED FEES AFTER THE TRANSACTION

ANNUAL FUND OPERATING EXPENSES[1] (expenses that you pay each year as a percentage of the value of your investment)	Double Tax-Free Fund	High Yield Tax-Free Fund	Pro Forma High Yield Tax-Free Fund
	Class A	Class A	Class A2

Management fees	0.53%	0.45%	0.45%
Distribution and service (12b-1) fees	0.09%	0.10%	0.10%
Other expenses	0.14%	0.10%	0.09%
Total annual Fund operating expenses	0.76%	0.65%	0.64%

	Class C	Class C	Class C2

Management fees	0.53%	0.45%	0.45%
Distribution and service (12b-1) fees	0.65%	0.65%	0.65%
Other expenses	0.14%	0.10%	0.09%
Total annual Fund operating expenses	1.32%	1.20%	1.19%

	Advisor Class	Advisor Class	Advisor Class[2]

Management fees	0.53%	0.45%	0.45%
Distribution and service (12b-1) fees	None	None	None
Other expenses	0.14%	0.10%	0.09%
Total annual Fund operating expenses	0.67%	0.55%	0.54%

1          Expense ratios reflect annual fund operating expenses as of the fiscal year ended February 28, 2015 for the Funds, the most recent fiscal year of the Funds reflected in the Fund Prospectus.

2          Pro forma expenses are based on current and anticipated High Yield Tax-Free Fund expenses as if the Transaction had been effective as of March 1, 2014, and do not include the estimated $33,625 that each Fund is expected to pay in connection with the Transaction.

Example

This example can help you compare the cost of investing in the Double Tax-Free Fund’s Class A, Class C and Advisor Class shares with the cost of investing in the High Yield Tax-Free Fund Class A, Class C and Advisor Class shares, both before and after the Transaction.  The example assumes:

•         You invest $10,000 for the periods shown;

•         Your investment has a 5% return each year;

•         The Fund’s operating expenses remain the same; and

•         You sell your shares at the end of the period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Double Tax-Free Fund - Class A	$499[1]	$658	$829	$1,327
High Yield Tax-Free Fund - Class A	$488[1]	$623	$770	$1,196
Pro Forma High Yield Tax-Free Fund - Class A (assuming the Transaction is completed)	$487[1]	$620	$764	$1,185

1.  Assumes a CDSC will not apply.

	1 Year	3 Years	5 Years	10 Years
Double Tax-Free Fund - Class C	$234	$418	$723	$1,590
High Yield Tax-Free Fund - Class C	$222	$380	$657	$1,450
Pro Forma High Yield Tax-Free Fund - Class C (assuming the Transaction is completed)	$221	$377	$652	$1,438

If you do not sell your shares:
Double Tax-Free Fund - Class C	$134	$418	$723	$1,590
High Yield Tax-Free Fund - Class C	$122	$380	$657	$1,450
Pro Forma High Yield Tax-Free Fund - Class C (assuming the Transaction is completed)	$121	$377	$652	$1,438

	1 Year	3 Years	5 Years	10 Years
Double Tax-Free Fund – Advisor Class	$68	$214	$373	$835
High Yield Tax-Free Fund – Advisor Class	$56	$175	$305	$684
Pro Forma High Yield Tax-Free Fund – Advisor Class (assuming the Transaction is completed)	$55	$172	$300	$672

How do the performance records of the Funds compare?

The High Yield Tax-Free Fund has outperformed the Double Tax-Free Fund on a total return basis for the one-, five-, ten-year, and since inception periods.  The average annual total returns of Class A, Class C and Advisor Class shares of the Funds, including any applicable sales charges and before taxes, as of December 31, 2015, are shown below.

Average Annual Total Return	1 Year	5 Years	10 Years	Since Inception
Double Tax-Free Fund Class A with sales charge	-5.32%	-0.08%	1.63%	5.14% (4/3/85)
High Yield Tax-Free Fund Class A with sales charge	-1.19%	5.54%	4.33%	6.20% (3/18/86)

Double Tax-Free Fund Class A without sales charge	-1.09%	0.79%	2.07%	5.29% (4/3/85)
High Yield Tax-Free Fund Class A without sales charge	3.18%	6.46%	4.79%	6.35% (3/18/86)

Double Tax-Free Fund Class C with sales charge	-2.48%	0.26%	1.52%	3.39% (5/1/95)
High Yield Tax-Free Fund Class C with sales charge	1.67%	5.91%	4.22%	4.85% (5/1/95)

Double Tax-Free Fund Class C without sales charge	-1.54%	0.26%	1.52%	3.39% (5/1/95)
High Yield Tax-Free Fund Class C without sales charge	2.65%	5.91%	4.22%	4.85% (5/1/95)

Double Tax-Free Fund Advisor Class	-0.99%	0.89%	2.14%	5.31% (4/3/85)
High Yield Tax-Free Fund Advisor Class	3.37%	6.61%	4.90%	6.39% (3/18/86)

Included in the financial highlights tables located in the accompanying Fund Prospectus are the total returns of the Double Tax-Free Fund and the High Yield Tax-Free Fund for the past five fiscal years ended February 28.

The Funds’ past performance is not necessarily an indication of how the Funds will perform in the future.  You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Where can I find more financial and performance information about the Funds?

The Fund Prospectus (enclosed), each Fund’s Annual Report to Shareholders for the fiscal year ended February 28, 2015, and each Fund’s Semi-Annual Report for the fiscal period ended August 31, 2015 contain additional financial and performance information about each Fund, including each Fund’s financial performance for the past five years, under the heading “Financial Highlights.”  Additional performance information as of the calendar year ended December 31, 2014, including after-tax return information, is contained in the Fund Prospectus under the heading “Performance.”  These documents are available free of charge upon request (see the section “Information about the Funds”).  Attached as Exhibit B are the Financial Highlights for the most recently ended semi-annual period for the Double Tax-Free Fund and High Yield Tax-Free Fund.

What are other key features of the Funds?

Service Providers.  The Funds use the same service providers for the following services:

•         Custody Services.  The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of each Fund’s securities and other assets.

•         Transfer Agency Services.  Franklin Templeton Investor Services, LLC, an indirect wholly owned subsidiary of FRI, is each Fund’s shareholder servicing agent and acts as the Funds’ transfer agent and dividend-paying agent.

•         Administrative Services.  FT Services, an indirect wholly owned subsidiary of FRI, has an agreement with FAV to provide certain administrative services and facilities for the Funds.  The administrative services include preparing and maintaining books, records and tax and financial reports and monitoring compliance with regulatory requirements.

•         Distribution Services.  Distributors, One Franklin Parkway, San Mateo, California 94403-1906, acts as the principal underwriter in the continuous public offering of each Fund’s shares under the same terms and conditions.

•         Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, serves as each Fund’s independent registered public accounting firm.  The independent registered public accounting firm audits the financial statements included in the Funds’ Annual Report to Shareholders.

Distribution and Service (12b-1) Fees.  Class A and Class C shares of the Funds have a distribution or “Rule 12b-1” plan.  Under the Rule 12b-1 plan, the Funds may pay Distributors or others for the expenses of activities that are primarily intended to sell shares of that class.  These expenses may include, among others, service fees paid to securities dealers or others who have executed a servicing agreement with a Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements.  The distribution and service (12b-1) fees charged are based only on expenses attributable to that particular class.  Under the Class A Rule 12b-1 Plan for the Funds, each Fund may pay up to 0.10% per year of the average daily net assets of Class A shares.  Under the Class C Rule 12b-1 Plan for the Funds, each Fund pays Distributors up to 0.65% per year of Class C’s average daily net assets.  Advisor Class shares have no Rule 12b-1 plan.  For more information regarding the High Yield Tax-Free Fund’s Rule 12b-1 plan, please see “The Underwriter—Distribution and service (12b-1) fees – Class A and C” in the Fund SAI.

Dividends and Distributions.  Both Funds intend to pay income dividends at least monthly from net investment income.  The Funds may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund.  Capital gains, if any, may be paid at least annually.  The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions.  Your income dividends and capital gain distributions will be automatically reinvested in additional shares at NAV unless you elect to receive them in cash.

The tax implications of an investment in each Fund are generally the same.  For more information about the tax implications of investments in the Funds, see the Fund Prospectus under the heading “Distributions and Taxes.”

REASONS FOR THE TRANSACTION

At a meeting of the Board of the Trust on October 20, 2015 (the “October Meeting”), the Investment Manager recommended to the Board that it approve the reorganization of the Double Tax-Free Fund with and into the High Yield Tax-Free Fund.  FAV recommended the Transaction because of the generally similar investment goals, principal strategies and principal risks of the Funds and the fact that the Transaction may benefit shareholders of the Double Tax-Free Fund by enabling them to be investors in a fund with a larger asset size, lower annual fund operating expenses, better total return investment performance, and a more stable and diversified investment portfolio.

At the October Meeting, the Board considered and approved the proposed Transaction.  The Independent Trustees were advised on this matter by independent counsel.

The Board requested and received from FAV written materials containing relevant information about the High Yield Tax-Free Fund and the proposed Transaction, including fee and expense information on an actual and future estimated basis, and comparative performance data of the Double Tax-Free Fund and the High Yield Tax-Free Fund.

The Board reviewed detailed information about: (1) the investment goal, strategies and policies of Funds; (2) the portfolio management and other service providers of the Funds; (3) the comparability of the investment goals, policies, restrictions and investments of the Funds; (4) the comparative short-term and long-term investment performance of the Funds; (5) the current expense ratios of each Fund; (6) the relative asset size of each Fund, including the benefits to the Double Tax-Free Fund of joining with a larger fund; (7) how the costs of the Transaction will be shared, including FAV’s agreement to pay a portion of the expenses related to the Transaction; (8) the federal income tax consequences of the Transaction to each Fund’s shareholders; and (9) the general characteristics of the Funds.

The Board also considered that the continuing financial difficulties experienced by Puerto Rico and its municipal issuers had severely limited the Double Tax-Free Fund’s ability to invest in accordance with its stated investment strategies.  Although the Double Tax-Free Fund had increased its assets invested in Guam and the U.S. Virgin Islands, such territories have much smaller municipal markets with fewer issuers.  The Board also considered that since the close of the Double Tax-Free Fund to new investments in 2012, the Double Tax-Free Fund’s assets had declined from $868.7 to $165.2 million, or by more than 80%, as of August 31, 2015, and that FAV did not believe the Double Tax-Free Fund would be able to resume normal investment operations for the foreseeable future.  Although the High Yield Tax-Free Fund does not provide income that is free from the state personal income taxes of all fifty states, the Board considered that its substantially larger and more diversified portfolio may provide a comparable federal income tax-free investment in terms of maturity, duration and overall credit quality as the Double Tax-Free Fund’s current portfolio.  The Board also considered FAV’s review of the risk profiles of each Fund and belief that the shareholders of the Double Tax-Free Fund may reduce, as a result of the Transaction, their exposure to Puerto Rico debt obligations and non-investment grade securities, and increase overall issuer diversification.

The Board considered the potential benefits, risks and costs of the Transaction to shareholders of the Double Tax-Free Fund.  In approving the Transaction, the Board considered the following factors as potential benefits:

Decreased Fund Operating Expenses.  The expense ratio of each class of shares of the High Yield Tax-Free Fund is lower than the corresponding class of the Double Tax-Free Fund.

Similar Investment Goals, Policies and Strategies.  Both Funds have generally similar investment goals, policies and strategies and are managed by the same investment manager.  Both Funds invest at least 80% of their net assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax.  The Board was informed by the Investment Manager that the High Yield Tax-Free Fund is expected to retain a significant majority of the current portfolio holdings of the Double Tax-Free Fund.

Comparable Maturity, Duration and Credit Quality.  As of August 31, 2015, the average weighted maturity, effective duration and Fund’s split between investment grade and non-investment grade securities as a percentage of total net assets of the Double Tax-Free Fund and High Yield Tax-Free Fund were as follows:

	Double Tax-Free Fund	High Yield Tax-Free Fund

Average weighted maturity	18.8 years	20.2 years

Effective duration	5.7 years	6.0 years

Investment grade/non-investment grade securities split	74.3%/25.7%	85.0%/15.0%

High Yield Tax-Free Fund’s Greater Diversification.  As of August 31, 2015, the Double Tax-Free Fund had 28 holdings as compared to 730 for the High Yield Tax-Free Fund.  The three largest geographic holdings of the Double Tax-Free Fund were Puerto Rico (52.1%), Guam (36.0%) and the Virgin Islands (11.9%).  The three largest geographic holdings of the High Yield Tax-Free Fund were California (18.0%), Texas (8.9%) and Florida (7.0%).

Tax-Free Reorganization.  The Transaction is anticipated to be treated as a tax-free reorganization for federal income tax purposes.  For more information, see “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION” below.

Investment Performance.  As shown in more detail in “How do the performance records of the Funds compare?” above, the High Yield Tax-Free Fund has had better total return performance than the Double Tax-Free Fund for the one-, five-, 10-year and since inception periods.

Costs of the Transaction.  The Board considered that the Plan provided that each Fund will pay 25% of the expenses of the Transaction with FAV paying the remaining 50% of such expenses.  In considering the Transaction expenses to be borne by each Fund, the Board also considered that the Transaction will offer shareholders of the Double Tax-Free Fund the opportunity to reorganize into a fund with a larger asset size, lower annual fund operating expenses, better total return investment performance and a more stable and diversified investment portfolio and that shareholders of the High Yield Tax-Free Fund could benefit from the Transaction to the extent that the High Yield Tax-Free Fund receives certain securities it would otherwise acquire for its portfolio from the Double Tax-Free Fund without transaction costs.

Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board of the Trust on behalf of the Double Tax-Free Fund and the High Yield Tax-Free Fund, including all of the Independent Trustees, concluded that participating in the Transaction is in the best interests of the Double Tax-Free Fund and the High Yield Tax-Free Fund, respectively, and that no dilution of value would result to the respective shareholders of the Double Tax-Free Fund and the High Yield Tax-Free Fund from the Transaction.  The Board unanimously approved the Plan on October 20, 2015, and recommended that shareholders of the Double Tax-Free Fund vote to approve the Plan.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PLAN

INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan.  You should read the form of the Plan, which is attached as Exhibit A, for complete information about the Transaction.

How will the Transaction be carried out?

If the shareholders of the Double Tax-Free Fund approve the Plan, the Transaction will be completed after various conditions are satisfied, including the preparation of certain documents.  If the shareholders of the Double Tax-Free Fund do not approve the Plan, the Transaction will not take place, and the Double Tax-Free Fund will continue to operate as it currently does, and the Board will consider such other actions as it deems necessary or appropriate, including possible liquidation.

Officers of the Trust will determine a specific date, called the “closing date,” for the actual Transaction to take place.  The Double Tax-Free Fund will transfer substantially all of its assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption), to the High Yield Tax-Free Fund on the closing date, which is scheduled to occur on or about April 29, 2016, but which may occur on an earlier or later date as the officers of the Trust may set.  The High Yield Tax-Free Fund will not assume any liabilities of the Double Tax-Free Fund, whether accrued or contingent, known or unknown, and the Trust, on behalf of the Double Tax-Free Fund, will use its reasonable best efforts to discharge all of the known liabilities of the Double Tax-Free Fund.  In exchange, the Trust will issue the High Yield Tax-Free Fund Shares that have an aggregate NAV equal to the dollar value of the assets delivered to the High Yield Tax-Free Fund by the Double Tax-Free Fund.  The Double Tax-Free Fund will distribute to its shareholders the High Yield Tax-Free Fund Shares it receives.  Each shareholder of the Double Tax-Free Fund will receive the High Yield Tax-Free Fund Shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the Double Tax-Free Fund.  The share transfer books of the Double Tax-Free Fund will be permanently closed as of 1:00 p.m., Pacific time, on the closing date.  The Double Tax-Free Fund will accept requests for redemptions only if received in proper form before 1:00 p.m., Pacific time, on the closing date.  Requests received after that time will be considered requests to redeem the High Yield Tax-Free Fund Shares.  Prior to the closing date, the Double Tax-Free Fund will pay or make provision for payment of all its remaining liabilities, if any.  At the closing, each shareholder of record of the Double Tax-Free Fund shall have the right to receive any unpaid dividends or distributions declared prior to the closing, including any declared dividend or distribution, with respect to shares of the Double Tax-Free Fund that such shareholder had on the distribution record date.  The Double Tax-Free Fund will then terminate its existence, liquidate, and dissolve.

The obligations under the Plan of the Funds are subject to various conditions, including:

•     the High Yield Tax-Free Fund’s Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Proxy Statement is a part, shall have been filed with the SEC, such Registration Statement shall have become effective, no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

•     the shareholders of the Double Tax-Free Fund shall have approved the Transaction; and

•     the Trust shall have received the tax opinion described below that the consummation of the Transaction will not result in the recognition of gain or loss for federal income tax purposes for the Double Tax-Free Fund, the High Yield Tax-Free Fund, or their shareholders.

The Trust may terminate or abandon the Plan at any time before or after the approval of the Plan by the shareholders of the Double Tax-Free Fund.

Following the closing date, any outstanding the Double Tax-Free Fund share certificates shall be deemed cancelled.

Who will pay the expenses of the Transaction?

Each Fund will pay 25% of the total cost of the Transaction and FAV will pay 50% of the total cost.  The total amount of such costs and expenses for the Transaction is estimated to be $134,500.  Thus, each Fund is expected to pay approximately $33,625 in connection with the Transaction.

What should I know about the High Yield Tax-Free Fund Shares?

The High Yield Tax-Free Fund Shares that will be distributed to the Double Tax-Free Fund shareholders generally will have the same legal characteristics as the shares of the Double Tax-Free Fund with respect to such matters as voting rights, assessability, conversion rights, and transferability.  After the Transaction, shareholders of the Double Tax-Free Fund whose shares are represented by outstanding share certificates will not receive certificates for the High Yield Tax-Free Fund Shares and all outstanding the Double Tax-Free Fund share certificates will be cancelled.  Evidence of share ownership of the former shareholders of the Double Tax-Free Fund will be reflected electronically in the books and records of the High Yield Tax-Free Fund.

What are the capitalizations of the Funds and what might the High Yield Tax-Free Fund’s capitalization be after the Transaction?

The following table sets forth as of November 30, 2015, the capitalizations of the Double Tax-Free Fund and the High Yield Tax-Free Fund.  The table also shows the projected capitalization of the High Yield Tax-Free Fund as adjusted to give effect to the proposed Transaction.  The capitalization of the High Yield Tax-Free Fund and its classes is likely to be different when the Transaction is actually consummated.

	Double Tax-Free Fund	High Yield Tax-Free Fund	Pro Forma Adjustments to Capitalization[1]	High Yield Tax-Free Fund - Pro Forma[2]
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net assets (all classes)	$158,014,049	$8,194,096,399	$(67,250)	$8,352,043,198
Total shares outstanding (all classes)	16,879,937	780,368,785	(1,831,235)	795,417,487
Class A net assets	$129,604,810	$5,003,158,939	$(41,328)	$5,132,722,421
Class A shares outstanding	13,856,406	478,015,989	(1,477,723)	490,394,672
Class A NAV per share	$9.35	$10.47		$10.47
Class C net assets	$26,422,731	$1,042,994,555	$(8,611)	$1,069,408,675
Class C shares outstanding	2,811,382	97,950,899	(330,374)	100,431,907
Class C NAV per share	$9.35	$10.47		$10.47
Advisor Class net assets	$1,986,508	$2,147,942,905	$(17,311)	$2,149,912,102
Advisor Class shares outstanding	212,149	204,401,897	(23,138)	204,590,908
Advisor Class NAV per share	$9.36	$10.50		$10.50

1.       Adjustments reflect the costs of the Transaction incurred by the Funds.

2.       Numbers are projected after the Transaction.

At the closing of the Transaction, shareholders of the Double Tax-Free Fund will receive the High Yield Tax-Free Fund Shares based on the relative NAVs per shares of the Funds as of 1:00 p.m., Pacific time, on the closing date.

COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS

This section describes and compares the key differences between the investment goals, principal strategies and fundamental policies of the Funds, as well as the principal risks associated with such goals, strategies and policies.  The investment goals and certain investment policies of each Fund are fundamental, which means that they cannot be changed without the 1940 Act Majority Vote of that Fund’s outstanding shares.  Unless otherwise noted, the investment policies of each Fund are non-fundamental and may be changed without shareholder approval.  For a complete description of the High Yield Tax-Free Fund’s investment policies and risks, you should read the Fund Prospectus, which accompanies this Prospectus/Proxy Statement, and the Fund SAI, which is available upon request.

How do the investment goals, strategies, policies and risks of the Funds compare?

Investment Goals.  The Double Tax-Free Fund’s investment goal is to provide investors with as high a level of income exempt from federal income taxes and from state personal income taxes, as is consistent with prudent investment management and the preservation of shareholders’ capital.  The High Yield Tax-Free Fund’s investment goal is to provide investors with a high current yield exempt from federal income taxes.  The High Yield Tax-Free Fund’s secondary goal is capital appreciation to the extent possible and consistent with the Fund’s principal investment goal.  A significant difference between the investment goals of the Double Tax-Free Fund and the High Yield Tax-Free Fund is that the Double Tax-Free Fund seeks to provide income that is exempt from state personal income taxes, whereas the High Yield Tax-Free Fund does not have a comparable goal.

Principal Investment Strategies.  The Double Tax-Free Fund and the High Yield Tax-Free Fund have generally similar principal investment strategies but there are some significant differences.  The following is a comparison of the Funds’ principal investment strategies, which are non-fundamental (i.e., they may be changed without shareholder approval) unless otherwise noted:

Double Tax-Free Fund	High Yield Tax-Free Fund

Federal and State Tax-Exempt Income.  The Double Tax-Free Fund invests at least 80% of its net assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax.  In addition, the Fund also invests at least 80% of its net assets in securities whose interest is free from state personal income taxes.  (fundamental policy)

Federal Tax-Exempt Income.  The High Yield Tax-Free Fund invests at least 80% of its net assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax.  (fundamental policy)

Municipal Securities of U.S. Territories.  The Double Tax-Free Fund focuses on the municipal securities of U.S. territories, such as Puerto Rico, Guam and the U.S. Virgin Islands.  Because of the Fund’s historical focus on Puerto Rico municipal securities, the Fund’s portfolio may consist to a large extent of such securities.

Municipal Securities of States and Territories.  The High Yield Tax-Free Fund does not necessarily focus its investments in a particular state or territory, and will not invest more than 25% of its total assets in municipal securities of any one state or territory.  The Fund may invest up to 35% of its total assets in municipal securities issued by U.S. territories, such as Puerto Rico, Guam and the U.S. Virgin Islands.

Non-Diversification.  The Fund is a non-diversified fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

Diversification.  The Fund is a diversified fund, which means it generally invests a smaller portion of its assets in the securities of one or more issuers and invests overall in a larger number of issuers than a non-diversified fund.

Limited to Investment Grade Securities.  The Double Tax-Free Fund only buys municipal securities rated, at the time of purchase, in one of the top four ratings categories by one or more U.S. nationally recognized rating services (or comparable unrated or short-term rated securities).

This limitation generally is applied at the time of purchase and a downgrade of a particular security below one of the top four ratings categories will not automatically cause the Fund to sell the security.

Investment Grade and Non-Investment Grade Securities Permitted.  The High Yield Tax-Free Fund may invest in municipal securities rated in any rating category (or comparable unrated or short-term rated securities), including defaulted securities.  The High Yield Tax-Free Fund currently does not intend to invest more than 10% of its assets in defaulted securities.

Taxable Securities.  Although the Double Tax-Free Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of the Fund’s net assets may be in securities that pay interest that may be subject to the federal alternative minimum tax, and, although not anticipated, in securities that pay taxable interest.

Taxable Securities. Same as Double Tax-Free Fund.

Focus.  Although the Investment Manager will search for investments across a large number of municipal securities that finance different types of projects, from time to time, based on economic conditions, the Double Tax-Free Fund may have significant positions in municipal securities that finance similar types of projects.

Focus. Same as Double Tax-Free Fund.
Municipal Lease Obligations. The Fund may invest in municipal lease obligations.	Municipal Lease Obligations. Same as Double Tax-Free Fund.

Variable and Floating Rate Securities, and Zero Coupon and Deferred Interest Securities.  The Double Tax-Free Fund may invest in variable and floating rate securities, primarily variable rate demand notes, the interest rates of which change either at specific intervals or whenever a benchmark rate changes.  While this feature helps protect against a decline in the security’s market price when interest rates rise, it lowers the

Fund’s income when interest rates fall.  The Fund may also invest in zero coupon and deferred interest securities.

Variable and Floating Rate Securities, and Zero Coupon and Deferred Interest Securities. Same as Double Tax-Free Fund. 26
Maturity. The Double Tax-Free Fund does not have restrictions on the maturity of the securities it may buy.	Maturity. Same as Double Tax-Free Fund.

How do the fundamental investment policies and certain non-fundamental policies of the Funds differ?

The Funds’ fundamental investment policies with respect to borrowing money, acting as underwriter, making loans, purchasing or selling real estate or physical commodities, concentrating in an industry, and issuing senior securities are identical.  The High Yield Tax-Free Fund has a fundamental policy regarding issuer diversification, and the Double Tax-Free Fund, which is a non-diversified investment company, does not have a comparable policy.

What are the principal risk factors associated with investments in the Funds?

Like all investments, an investment in a Fund involves risk.  There is no assurance that any mutual fund will meet its investment goals.  The achievement of the Funds’ goals depends upon market conditions, generally, and on the Investment Managers’ analytical and portfolio management skills.  For more information about the principal risk factors associated with investments in the Funds, see the Fund Prospectus under the heading “Fund Details – Principal Risks” and the Funds’ SAI under the heading “Goals, Strategies and Risks.”

Below are the principal investment risks of each Fund.  Unless noted otherwise, the principal investment risk applies to both Funds.

Puerto Rico and U.S. Territories (Double Tax-Free Fund).  Because the Fund focuses on the municipal securities of U.S. territories, events in territories such as Puerto Rico, Guam and the U.S. Virgin Islands are likely to affect the Fund’s investments and its performance.  These events may include economic or political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to a territory’s municipal issuers.  As with Puerto Rico, Guam and the U.S. Virgin Islands municipal securities, events in any of the other territories where the Fund is invested may affect the Fund’s investments and its performance.

Puerto Rico and its municipal issuers have continued to experience significant financial difficulties, which have created additional strain on a commonwealth already facing economic stagnation and fiscal imbalances, including budget deficits, underfunded pensions, high unemployment, a decline in population, significant debt service obligations, liquidity issues, and reduced access to financial markets.  Credit rating firms have repeatedly downgraded Puerto Rico’s general obligation debt, along with the ratings of certain related Puerto Rico issuers, further below investment grade.  Although recent Puerto Rico legislation that would have allowed certain Puerto Rico public corporations to seek protection from creditors and to restructure their debt should they become insolvent has been ruled unconstitutional, Puerto Rico has petitioned the U.S. Supreme Court to review this ruling, and Puerto Rico continues to seek the expansion of Chapter 9 bankruptcy eligibility to Puerto Rico.  The governor of Puerto Rico has publicly called for a restructuring of Puerto Rico debt obligations and certain other Puerto Rico issuers continue to negotiate with creditors for a financial restructuring.  In addition, a Puerto Rico agency recently failed to make a full scheduled debt payment.  A restructuring of some or all of the commonwealth's debt, or a further decline in market prices of Puerto Rico debt obligations, may affect the Fund’s investments and its performance.

Because the Fund has historically invested primarily in Puerto Rico municipal securities, the Fund’s portfolio may consist to a large extent of such securities.  These holdings may fluctuate more in value, be harder to sell and value, and be subject to greater credit risk than investment grade securities.  Although the Fund is closed to new investments, it still must invest any net cash generated through the maturity or sale of portfolio holdings and dividend and capital gain reinvestments.  If the Fund is unable to find sufficient Puerto Rico or other U.S. territory bonds that meet its investment policies, it may be unable to meet its investment goal.

The discussion above does not include all relevant facts or economic or political conditions that may affect the ability of municipal issuers to meet their debt obligations, and is subject to change without notice.  The information provided is based on data from historically reliable sources, but the Investment Manager has not independently verified it.  This information could change quickly and without notice.

States and U.S. Territories (High Yield Tax-Free Fund).  The Fund’s portfolio is generally widely diversified among issuers of municipal securities.  From time to time, however, the Fund may have a significant position in the municipal securities of a particular state or territory, such as Puerto Rico, Guam and the U.S. Virgin Islands.  Under these circumstances, events in that state or territory may affect the Fund’s investments and performance.  These events may include economic or political policy changes, tax base erosion, constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of the state or territory.

High-Yield Debt Securities. Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality.  High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Interest Rate.  When interest rates rise, debt security prices generally fall.  The opposite is also generally true: debt security prices rise when interest rates fall.  Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds.  In general, securities with longer maturities are more sensitive to these interest rate changes.

Market.  The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably.  A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer.  This is a basic risk associated with all securities.  When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Credit.  An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part.  Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.  A change in the credit rating of a municipal bond insurer that insures securities in the Fund’s portfolio may affect the value of the securities it insures, the Fund’s share price and Fund performance.  The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

Focus.  The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation.  A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Tax-Exempt Securities.  While the Fund endeavors to purchase only bona fide tax-exempt securities (i.e., a security issued as paying tax-exempt interest income), there are risks that: (a) a tax-exempt security may be reclassified by the IRS, or a state tax authority, as paying taxable interest income instead and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free.  Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability.  In addition, such reclassifications or actions could cause the value of the security, and therefore the value of the Fund’s shares, to decline.

Income.  Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.

Prepayment.  Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security’s maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest.

Liquidity.  From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid.  Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a security.  Market prices for such securities may be volatile.

Management.  The Fund is subject to management risk because it is an actively managed investment portfolio.  The Fund’s Investment Manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Non-Diversification (Double Tax-Free Fund).  Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares and greater risk of loss.

Bond Insurers.  Market conditions or changes to ratings criteria could adversely impact the ratings of municipal bond insurance companies.  Rating agencies have lowered their ratings and withdrawn ratings on some municipal bond insurers.  In such cases the insurance may be providing little or no enhancement of credit or resale value to the municipal security and the security rating will reflect the higher of the insurer rating or the rating of the underlying security.

Additional downgrades and withdrawal of ratings from municipal bond insurers would further limit the availability of insurance sought by municipal bond issuers thereby reducing the supply of insured municipal securities and potentially increasing the amount of unrated securities held by the Fund.

Market conditions have weakened the municipal bond insurance industry leading state regulators from time to time to require municipal bond insurers to suspend claims payments on outstanding insurance in force.  Certain municipal bond insurers have withdrawn from the market.  These circumstances have led to a consolidation among municipal bond insurers which have led to a decrease in the supply of insured municipal securities and a concentration of the insurance company credit risk on the securities in the Fund’s portfolio amongst fewer municipal bond insurers.  Due to this consolidation, events involving one or more municipal bond insurers could have a significant adverse effect on the value of the securities insured by an insurer and on the municipal markets as a whole.

Inflation.  The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund.  Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Municipal Lease Obligations.  Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments.  If the money is not appropriated, the lease may be cancelled without penalty and investors who own the lease obligations may not be paid.

Debt Securities Ratings.  The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency.  Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate.

Unrated Debt Securities.  Unrated debt securities determined by the Investment Manager to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes.  Less public information is typically available about unrated securities or issuers.

Illiquid Securities.  Certain securities are illiquid due to a limited trading market, financial weakness of the issuer, legal or contractual restrictions on resale or transfer, or are otherwise illiquid in the sense that they cannot be sold within seven days at approximately the price at which the Fund values them.  Securities that are illiquid involve greater risk than securities with more liquid markets.  Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask prices.  Illiquidity may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Zero Coupon and Deferred Interest Securities.  These bonds tend to react more sharply to changes in interest rates than traditional bonds.  The original discount on zero coupon or delayed interest bonds approximates the total amount of interest the bonds will accumulate over the period until maturity or the first cash payment date and compounds at a rate of interest reflecting the market rate of the security at the time of issuance.  The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the market for the security, and the perceived credit quality of the issuer.  The discount typically increases as interest rates rise, the market becomes less liquid or the creditworthiness of the issuer deteriorates.  Because investors receive no cash prior to the maturity or cash payment date, an investment in debt securities issued at a discount generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments.  Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION

The following is a general summary of some of the important U.S. federal income tax consequences of the Transaction and is based upon the current provisions of the Internal Revenue Code (the “Code”), existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect.  These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

The Transaction is intended to qualify as a tax-free reorganization pursuant to Section 368(a) of the Code.  The principal federal income tax consequences that are expected to result from the Transaction are as follows:

•      no gain or loss will be recognized by the Double Tax-Free Fund or the shareholders of the Double Tax-Free Fund as a direct result of the Transaction;

•      no gain or loss will be recognized by the High Yield Tax-Free Fund as a direct result of the Transaction;

•      the basis of the assets of the Double Tax-Free Fund received by the High Yield Tax-Free Fund will be the same as the basis of these assets in the hands of the Double Tax-Free Fund immediately before the Transaction;

•      the holding period of the assets of the Double Tax-Free Fund received by the High Yield Tax-Free Fund will include the period during which such assets were held by the Double Tax-Free Fund;

•      the aggregate tax basis of the shares of the High Yield Tax-Free Fund to be received by a shareholder of the Double Tax-Free Fund as part of the Transaction will be the same as the shareholder’s aggregate tax basis of the shares of the Double Tax-Free Fund; and

•      the holding period of the shares of the High Yield Tax-Free Fund received by a shareholder of the Double Tax-Free Fund as part of the Transaction will include the period that the shareholder held the shares of the Double Tax-Free Fund (provided that such shares of the Double Tax-Free Fund are capital assets in the hands of such shareholder as of the closing).

Neither of the Funds has requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Transaction.  As a condition to closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to the Double Tax-Free Fund and the High Yield Tax-Free Fund as to the foregoing federal income tax consequences of the Transaction, which opinion will be conditioned upon, among other things, the accuracy, as of the closing date, of certain representations of each Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion.  Notwithstanding the foregoing, no opinion will be expressed as to the effect of the Transaction on the Double Tax-Free Fund, the High Yield Tax-Free Fund, or any Double Tax-Free Fund shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on termination or transfer thereof) under a mark to market system of accounting.  A copy of the opinion will be filed with the SEC and will be available for public inspection after the closing date of the Transaction.  See “INFORMATION ABOUT THE FUNDS.”

Opinions of counsel are not binding upon the IRS or the courts.  If the Transaction were consummated but the IRS or the courts were to determine that the Transaction did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Double Tax-Free Fund would recognize gain or loss on the transfer of its assets to the High Yield Tax-Free Fund, and each shareholder of the Double Tax-Free Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Double Tax-Free Fund shares and the fair market value of the shares of the High Yield Tax-Free Fund it received.

Final Dividend or Other Distributions.  Prior to the closing of the Transaction, the Double Tax-Free Fund will be required to distribute substantially all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated through the closing date, to the extent not offset by available capital loss carryovers.

Potential Repositioning of the Double Tax-Free Fund’s Portfolio Assets.  The Investment Manager expects that the High Yield Tax‑Free Fund will retain, after the Transaction, a significant majority of the portfolio holdings of the Double Tax‑Free Fund, and currently estimates that approximately 5% of the Double Tax‑Free Fund’s portfolio holdings may be sold as part of a portfolio repositioning and separate from normal portfolio turnover.  Such possible sales will depend in part on ongoing developments in Puerto Rico and the municipal markets.  In addition, the actual amount of portfolio securities sold in connection with the Transaction could be higher or lower depending upon the need to sell additional securities in order to meet fund redemptions prior to the closing of the Transaction.  These sales may result in the realization of capital gains, which to the extent not offset by available capital loss carryovers, would be distributed to shareholders.  The amount of any capital gains that may be realized and distributed to the shareholders will depend upon a variety of factors, including the Double Tax-Free Fund’s net unrealized appreciation in the value of its portfolio assets at that time and whether such repositioning occurs before or after the Transaction.  Taking into account the Double Tax-Free Fund’s net unrealized depreciation in portfolio assets on a tax basis at August 31, 2015 of $18.1 million ($1.0178 per share; 7.55% of NAV) and the capital loss carryovers available as of such date to offset any capital gains realized by the Double Tax-Free Fund, it is not anticipated that these sales of a portion of the portfolio assets prior to the closing of the Transaction should result in any material amounts of capital gains to be distributed to shareholders.  Please note that if the sale of such portfolio assets were to occur after the closing of the Transaction, the ability of the combined Fund to fully utilize the Double Tax-Free Fund’s capital loss carryovers as of the closing to offset the resulting capital gain might be limited as described below with the result that shareholders of the High Yield Tax-Free Fund might receive a greater amount of capital gain distributions than they would have had the Transaction not occurred.  Transaction costs also might be incurred due to the repositioning of the portfolio.  The Investment Manager believes that these portfolio transaction costs will be immaterial in amount.

General Limitations on Capital Losses.  In the Transaction, the High Yield Tax-Free Fund will succeed to the tax attributes, including capital loss carryovers, of the Double Tax-Free Fund.  The capital loss carryovers of both Funds will be available to offset future gains recognized by the combined Fund, but subject to limitations under the Code as described further below.  Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Fund and its shareholders post-closing.  At August 31, 2015, the Double Tax-Free Fund and High Yield Tax-Free Fund had aggregate capital loss carryovers of $94.7 million and $566.7 million, respectively.

Capital losses of the Funds arising in the taxable year ending February 28, 2012 or thereafter may be carried forward indefinitely to offset future capital gains; capital losses arising in earlier taxable years generally may be carried forward only to each of the eight (8) taxable years succeeding the loss year.†  A Fund’s capital loss carryforwards are subject to an annual limitation if that Fund undergoes a more than 50% change in ownership.  The Transaction will result in a more than 50% “change in ownership” of the Double Tax-Free Fund, the smaller of the two Funds.  Accordingly, the capital loss carryovers of the Double Tax-Free Fund, increased by any current year loss or decreased by any current year gain, together with any net unrealized depreciation in the value of its portfolio investments (collectively, its “aggregate capital loss carryovers”), are expected to become subject to an annual limitation.  Additionally, if either Fund has a net unrealized built-in gain at the time of the Transaction, for five years beginning after that date, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built in losses”) of the other Fund.  The  Transaction also may result in an earlier expiration of the Double Tax-Free Fund’s capital loss carryovers because the Transaction may cause the Double Tax-Free Fund’s tax year to close early in the year of the Transaction.  The capital losses of the Double Tax-Free Fund that may be used by the High Yield Tax-Free Fund (including to offset any “built-in gains” of the Double Tax-Free Fund itself) for the first taxable year ending after the closing date may also be limited.

This annual limitation on use of the Double Tax-Free Fund’s aggregate capital loss carryovers likely will result in a substantial delay in the ability of the combined Fund to utilize such carryovers, depending on the circumstances at the time of the closing of the Transaction.  This delay might be viewed as reducing the available tax benefits for the shareholders of the Double Tax-Free Fund, although such capital loss carryovers are a tax benefit only to the extent such losses offset future capital gains.  In addition, the aggregate capital loss carryovers of the High Yield Tax-Free Fund, if any, resulting from the realization of its unrealized depreciation in value of investments, will be available to the shareholders of the combined Fund after the Transaction.

The aggregate capital loss carryovers of the Funds and the approximate annual limitation on the use of the Double Tax-Free Fund’s aggregate capital loss carryovers following the Transaction are as follows:

	Double Tax-Free Fund (000,000s) As of 8/31/2015	High Yield Tax-Free Fund (000,000s) As of 8/31/2015
Aggregate Capital Loss Carryovers*	$94.7	$566.7
Net Unrealized Appreciation (Depreciation) on a Tax Basis	($18.1)	$542.4
Net Assets	$165.2	$8,330.8
Approximate Annual Limitation for Capital Losses**	$4.7	N/A

† The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its December 22, 2010 enactment date.  Consequently, these capital losses can be carried forward indefinitely.  However, capital losses incurred in pre-enactment taxable years may not be used to offset capital gains until all net capital losses arising in post-enactment taxable years have been utilized.  As a result, some net capital loss carryovers incurred in pre-enactment taxable years which otherwise would have been utilized under prior law may expire. Of the Double Tax-Free Fund’s aggregate capital loss carryovers of $94.7 million at August 31, 2015, approximately $5 million were generated in pre-enactment taxable years and not yet utilized.

* Aggregate capital loss carryover figures include capital loss carryovers as of February 28, 2015, and realized gain (loss) on a GAAP basis for the six months ended August 31, 2015.

** Based on the long-term tax-exempt rate for ownership changes as of November 2015 of 2.82%.  The actual limitation will equal the aggregate NAV of the Double Tax-Free Fund on the closing date multiplied by the long term tax exempt rate for ownership changes during the month in which the Transaction closes; such limitation will be increased by the amount of any built-in gain, i.e., unrealized appreciation in the value of investments of the Double Tax-Free Fund on the closing date that is recognized in a taxable year.

Appreciation in Value of Investments.  Shareholders of the Double Tax-Free Fund will receive a proportionate share of any taxable income and gains realized by the combined High Yield Tax-Free Fund and not distributed to its shareholders prior to the Transaction when such income and gains are eventually distributed by the combined High Yield Tax-Free Fund.  As a result, shareholders of the Double Tax-Free Fund may receive a greater amount of taxable distributions than they would have had the Transaction not occurred.  In addition, if the High Yield Tax-Free Fund, following the Transaction, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its NAV than the Double Tax-Free Fund, shareholders of the Double Tax-Free Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Transaction had not occurred.  At August 31, 2015, the Double Tax-Free Fund had net unrealized appreciation (depreciation) in value of investments as a percentage of its NAV of (11.0)% compared to 6.5% for the High Yield Tax-Free Fund, or 6.2% on a combined basis.  As a result, shareholders of the Double Tax-Free Fund may receive a greater amount of taxable distributions than they would have had the Transaction not occurred.

You should consult your tax adviser regarding the effect, if any, of the Transaction in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

INFORMATION ABOUT THE FUNDS

Information about the Funds is included in the Fund Prospectus.  The Fund Prospectus is incorporated by reference into and is considered a part of this Prospectus/Proxy Statement and also accompanies this Prospectus/Proxy Statement.  Additional information about the Funds is included in the Fund SAI.  The Fund SAI is incorporated into the Fund Prospectus, and into the SAI dated February 3, 2016 relating to this Prospectus/Proxy Statement, each of which has been filed with the SEC.  The SAI relating to this Prospectus/Proxy Statement is also considered part of this Prospectus/Proxy Statement.  Information about the Funds is also included in each Fund’s Annual Report to Shareholders for the fiscal year ended February 28, 2015 and each Fund’s Semi-Annual Report to Shareholders for the fiscal period ended August 31, 2015.

You may request a free copy of the Fund Prospectus, the Fund SAI, each Fund’s Annual Report to Shareholders for the fiscal year ended February 28, 2015 and each Fund’s Semi-Annual Report to Shareholders for the fiscal period ended August 31, 2015, the SAI relating to this Prospectus/Proxy Statement, and other information by calling (800) DIAL-BEN or by writing to the Fund at P.O. Box 997151, Sacramento, CA  95899-7151.

The Trust files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”).  These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. and at certain of the SEC’s regional offices:  SEC Regional Offices: Atlanta – 950 East Paces Ferry NE, Suite 900, Atlanta GA  30326; Boston – 33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago – 175 West Jackson Blvd., Suite 900, Chicago, IL 60604; Denver –1961 Stout Street, Suite 1700, Denver, CO 80294; Fort Worth – Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102; Los Angeles – 444 South Flower Street, Suite 900, Los Angeles, CA 90071; Miami – 801 Brickell Ave., Suite 1800, Miami, FL 33131; New York – 200 Vesey Street, Suite 400, New York, NY 10281; Philadelphia – One Penn Center, 1617 JFK Boulevard, Suite 520, Philadelphia, PA 19103; Salt Lake City – 351 S. West Temple Street, Suite 6.100, Salt Lake City, UT 84101; and San Francisco – 44 Montgomery Street, Suite 2800, San Francisco, CA 94104.  You can also obtain copies of this information, after paying a duplicating fee at prescribed rates, by writing to the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549 or from the SEC’s Internet site at http://www.sec.gov or by electronic request at the following email address:  publicinfo@sec.gov.

FURTHER INFORMATION ABOUT THE FUNDS

The following is a discussion of the organization of the Funds and, where applicable, of the Trust.  More detailed information about each Fund’s current structure is contained in the Fund SAI.

Comparison of Capital Structure.  The High Yield Tax-Free Fund is a diversified series of the Trust and the Double Tax-Free Fund is a non-diversified series of the Trust.  The Trust is an open-end management investment company, commonly called a mutual fund.  The Trust was initially organized as a Massachusetts business trust in September 1984, was converted to a Delaware statutory trust effective July 1, 2007 and is registered with the SEC.

The authorized number of shares of each Fund is unlimited, each without par value, and each Fund may issue fractional shares.  Shares of each Fund are fully paid and nonassessable and have no preference, preemptive or subscription rights.  The Double Tax-Free Fund and the High Yield Tax-Free Fund shareholders have no appraisal rights.

Comparison of Voting Rights.  Shares of each class of a Fund represent proportionate interests in such Fund's assets.  On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class.  On matters that affect only one class, only shareholders of that class may vote.  Each class votes separately on matters affecting only that class, or matters expressly required to be voted on separately by state or federal law.  Shares of each class of a Fund have the same voting and other rights and preferences as the other classes and Funds of the Trust for matters that affect the Trust as a whole.  For each Fund, each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share carries a proportionate fractional vote.  Shareholders of the Funds are not entitled to cumulative voting rights in the election of trustees, and this gives holders of more than 50% of the shares of the Trust voting the ability to elect all of the members of the board.  If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

Proposals Subject to Shareholder Approval.  The 1940 Act provides that shareholders of the Funds have the power to vote with respect to certain matters; specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment management agreements and certain amendments to plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental.  In addition, shareholders of each Fund are granted the power to vote on certain matters by the laws governing Delaware statutory trusts and by the Trust’s Agreement and Declaration of Trust (“Trust Instrument”).  For example, the Trust Instrument and By Laws give shareholders the power to vote only (i) on such matters required by the Trust Instrument, the By Laws, the 1940 Act, other applicable law and any registration statement of the Trust filed with the SEC, the registration of which is effective; and (ii) on such other matters as the Board may consider necessary or desirable.

Quorum and Vote Required to Approve a Proposal.  Quorum for a shareholders’ meeting of the Double Tax-Free Fund, the High Yield Tax-Free Fund, or any series of the Trust is generally forty per cent (40%) of the shares entitled to vote which are present in person or by proxy.  Under the Trust Instrument, to the extent a larger vote is not required by applicable law, a majority of the votes cast at a meeting at which a quorum is present generally shall decide any questions, with the exception that Trustees are elected by not less than a plurality of the votes cast at such a meeting.

Setting a Record Date.  The Trust Instrument establishes the maximum number of days prior to a shareholders’ meeting during which a record date may be set by the Board.  The maximum number of days is 120 for both Funds.

Legal Structures.  Mutual funds formed under the Delaware Statutory Trust Act, such as the Trust, are granted a significant amount of operational flexibility with respect to features, rights and obligations of the statutory trust and its trustees and shareholders in their organizational instruments.  Mutual funds organized as Delaware statutory trusts have benefited from this flexibility to streamline their operations and minimize expenses.  For example, mutual funds organized as Delaware statutory trusts are not required to hold annual shareholders’ meetings if meetings are not otherwise required by the federal securities laws or their declarations of trust or bylaws, and such funds may create new classes or series of shares without having to obtain the approval of shareholders.  In addition, a fund may provide in its governing documents that certain fund transactions, such as certain mergers, reorganizations and liquidations, may go forward with only trustee approval and not a shareholder vote; such funds are still subject, however, to the voting requirements of the 1940 Act.

Limited Liability for Shareholders.  Under the Delaware Statutory Trust Act, shareholders of the Funds are entitled to the same limitation of personal liability as is extended to shareholders of a corporation organized for profit under the Delaware General Corporation Law.

Boards of Trustees.  Pursuant to the Delaware Statutory Trust Act and the Trust Instrument, the responsibility for the general oversight of each Fund is vested in its Board, which, among other things, is empowered by the Trust Instrument to elect officers and provide for the compensation of agents, consultants and other professionals to assist and advise in such management.  Pursuant to the Trust Instrument, no Trustee shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, except for an act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Inspection Rights.  Each Fund provides shareholders certain inspection rights of its books and records, to at least the extent required by applicable law.

VOTING INFORMATION

How many votes are necessary to approve the Plan?

A 1940 Act Majority Vote, as defined herein, of the outstanding shares of the Double Tax-Free Fund is required to approve the Plan.  Each Double Tax-Free Fund shareholder will be entitled to one vote for each full share, and a proportionate fractional vote for each fractional share, of the Double Tax-Free Fund held at the close of business on December 10, 2015 (the “Record Date”).  If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies.

Forty percent (40%) of the Double Tax-Free Fund’s outstanding shares entitled to vote in person or by proxy as of the Record Date shall be a quorum for the transaction of business at the Meeting.  Under relevant state law and the Double Tax-Free Fund’s Trust Instrument, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Meeting; abstentions and broker non-votes, however, will not be treated as votes cast at such Meeting.  Thus, under the Trust Instrument, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present but will have the same effect as a vote against the Plan.  However, it is the Trust’s understanding that because broker dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the single matter expected to be presented at the Meeting, there are unlikely to be any “broker non-votes” at the Meeting.

How do I ensure my vote is accurately recorded?

You can vote in any one of four ways:

•      By mail, with the enclosed proxy card;

•      In person at the Meeting;

•      By telephone; or

•      If eligible, through the Internet.

A proxy card is, in essence, a ballot.  When you vote your proxy, it tells us how you want to vote on important issues relating to the Double Tax-Free Fund.  If you simply sign, date and return the proxy card but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.  If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to the Double Tax-Free Fund expressly revoking your proxy, by signing and forwarding to the Double Tax-Free Fund a later-dated proxy card that is received at or prior to the Meeting, or by attending the Meeting and voting in person.  If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than that described in this Prospectus/Proxy Statement.  It is not aware of any other matters to be brought before the Meeting by others.  If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

Shareholders of record of the Double Tax-Free Fund on the Record Date will be entitled to vote at the Meeting.  The following table shows the number of shares of each class and the total number of outstanding shares of each class of the Double Tax-Free Fund as of the Record Date:

Class	Shares Outstanding
Class A	13,723,582.856
Class C	2,786,569.171
Advisor Class	206,994.892
Total	16,717,146.919

How will proxies be solicited?

Boston Financial Data Services, a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $8,900.  The Double Tax-Free Fund expects that the solicitation will be primarily by mail.  As the date of the Meeting approaches, however, certain Double Tax-Free Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.  Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Double Tax-Free Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  The Trust believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means.  If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative may ask for the shareholder’s instructions on the proposal described in this Prospectus/Proxy Statement.  Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Prospectus/Proxy Statement.  The Solicitor representative will record the shareholder’s instructions on the proxy card.  Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or over the Internet, the shareholder may submit the proxy card originally sent with this Prospectus/Proxy Statement or attend in person.

The Double Tax-Free Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record.  The Double Tax-Free Fund may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.  In addition, certain officers and representatives of the Trust or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

The Double Tax-Free Fund expects that, before the Meeting, broker-dealer firms holding shares of the Double Tax-Free Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Double Tax-Free Fund understands that current New York Stock Exchange rules do not permit the broker-dealers to vote on the Plan, on behalf of their customers and beneficial owners.  Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Are there dissenters’ rights?

If the Transaction is approved at the Meeting, shareholders of the Double Tax-Free Fund will not have the right to dissent and obtain payment of the fair value of their shares because the Double Tax-Free Fund’s Trust Instrument provides that no shareholder is entitled, as a matter of right, to relief as a dissenting shareholder in respect of any proposal or action involving the Double Tax-Free Fund.  Shareholders of the Double Tax-Free Fund, however, will be able to redeem or exchange shares of the Double Tax-Free Fund at NAV (subject to any applicable CDSC) until the closing date of the Transaction.  After the closing date, shareholders may redeem the High Yield Tax-Free Fund Shares or exchange them for shares of certain other Franklin Templeton funds.  Redemptions are subject to the terms and conditions in the prospectus of the respective Fund.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the officers and trustees of the Trust, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of either Fund.

From time to time, the number of Fund shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.  To the knowledge of the Funds, no other person owned (beneficially or of record) 5% or more of the outstanding shares of any class of either Fund as of the Record Date, except as listed in Exhibit C to this Prospectus/Proxy Statement.  Upon completion of the Transaction, it is not expected that those persons disclosed in Exhibit C as owning 5% or more of the Double Tax-Free Fund’s outstanding Class A, Class C, or Advisor Class shares will own in excess of 5% of the then outstanding shares of such classes of the High Yield Tax-Free Fund upon completion of the Transaction.

SHAREHOLDER PROPOSALS

Neither the Double Tax-Free Fund nor the High Yield Tax-Free Fund is required to hold, and neither intends to hold, regular annual meetings of shareholders.  A shareholder who wishes to submit a proposal for consideration for inclusion in a proxy statement of the Double Tax-Free Fund or High Yield Tax-Free Fund for the next meeting of shareholders (if any) should send a written proposal to the Trust’s offices at One Franklin Parkway, San Mateo, CA 94403-1906, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the proxy statement of the Double Tax-Free Fund or High Yield Tax-Free Fund and proxy card relating to that meeting and presented at the meeting.  A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Double Tax-Free Fund or High Yield Tax-Free Fund proxy statement or presented at the meeting.

ADJOURNMENT

The holders of a majority of the shares present (in person or by proxy) and entitled to vote with respect to the Double Tax-Free Fund at the Meeting, whether or not a quorum is present, or the chairperson of the Board, the president of the Trust (in the absence of the chairperson of the Board), or any vice president or other authorized officer of the Trust (in the absence of the president) may adjourn the Meeting.  Such authority to adjourn the Meeting may be used for any reason whatsoever, including to allow time for further solicitation of proxies.  Any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment and any business may be transacted at the adjourned meeting that might have been transacted at the Meeting.  The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Double Tax-Free Fund on questions of adjournment.  If the Meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place is announced at the Meeting, unless a new record date is fixed or unless the adjournment is for more than sixty days after the date of the original meeting.

By Order of the Board of Trustees,

Karen L. Skidmore

Secretary

February 3, 2016

GLOSSARY

Useful Terms and Definitions

1940 Act — The Investment Company Act of 1940, as amended.

1940 Act Majority Vote — The affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Double Tax-Free Fund, or (ii) 67% or more of the outstanding shares of the Double Tax-Free Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of the Double Tax-Free Fund are present or represented by proxy.

CDSC — Contingent deferred sales charge.

Distributors — Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA 94403-1906, the principal underwriter for the Funds.

FAV — Franklin Advisers, Inc., the investment manager for the Funds.

FRI — Franklin Resources, Inc., One Franklin Parkway, San Mateo, CA 94403-1906.

FT Services — Franklin Templeton Services, LLC, the administrator for the Funds.  FT Services is an indirect, wholly owned subsidiary of FRI and is an affiliate to each Fund’s investment manager and principal underwriter.

Independent Trustees — The Trustees who are not “interested persons” of a Fund, as such term is defined in the 1940 Act.

IRS — U.S. Internal Revenue Service.

Meeting — The Special Meeting of Shareholders of the Double Tax-Free Fund concerning approval of the Plan.

Net Asset Value (NAV) — The net asset value of a mutual fund is determined by deducting a fund’s liabilities from the total assets of the portfolio.  The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Plan — The Plan of Reorganization adopted by the Trust on behalf of the Double Tax-Free Fund and the High Yield Tax-Free Fund.

Record Date — December 10, 2015 – The date selected for determining which shareholders of record of the Double Tax-Free Fund will be entitled to vote on the Transaction.

SAI — Statement of Additional Information, a document that supplements information found in a mutual fund’s prospectus.

SEC — U.S. Securities and Exchange Commission.

The Trust — Franklin Tax-Free Trust, the registered investment company of which both the Double Tax-Free Fund and the High Yield Tax-Free Fund are a series.

Transaction — The proposed transaction contemplated by the Plan.

U.S. — The United States of America.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibit

A.     Form of Plan of Reorganization

B.     Financial Highlights of the Double Tax-Free Income Fund and High Yield Tax-Free Income Fund

C.     Principal Holders of Securities

EXHIBIT A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”), is made as of this 4th day of April, 2016, by Franklin Tax-Free Trust (“FTFT”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at One Franklin Parkway, San Mateo, CA 94403-1906, on behalf of its series, the Franklin Double Tax-Free Income Fund (“Double Tax-Free Fund”) and the Franklin High Yield Tax-Free Income Fund (“High Yield Tax-Free Fund”) (together, the “Funds” and, individually, a “Fund”).  Franklin Advisers, Inc., a California corporation, joins this Plan solely for purposes of Section 8.

PLAN OF REORGANIZATION

The reorganization (hereinafter referred to as the “Reorganization”) will consist of (i) the acquisition by FTFT, on behalf of High Yield Tax-Free Fund, of substantially all of the property, assets and goodwill of Double Tax-Free Fund in exchange solely for full and fractional Class A, Class C and Advisor Class shares of beneficial interest, with no par value, of High Yield Tax-Free Fund (“High Yield Tax-Free Fund Shares”); (ii) the distribution of High Yield Tax-Free Fund Shares to the holders of Class A, Class C and Advisor Class shares of beneficial interest, with no par value, of Double Tax-Free Fund (the “Double Tax-Free Fund Shares”), respectively, according to their respective interests in Double Tax-Free Fund in complete liquidation of Double Tax-Free Fund; and (iii) the dissolution of Double Tax-Free Fund as soon as is practicable after the closing (as described in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of the Plan hereinafter set forth.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, FTFT covenants and agrees as follows:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Double Tax-Free Fund.

(a) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of the delivery by High Yield Tax-Free Fund of the number of High Yield Tax-Free Fund Shares hereinafter provided, FTFT, on behalf of Double Tax-Free Fund, agrees that, at the time of Closing, it will convey, transfer and deliver to High Yield Tax-Free Fund all of Double Tax-Free Fund’s then existing assets, including any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay 25% of the costs and expenses of carrying out the Reorganization in accordance with Section 8 of the Plan, (including, but not limited to, fees of counsel and accountants, and expenses of Double Tax-Free Fund’s liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on Double Tax-Free Fund’s books as liability reserves; (ii) discharge its unpaid liabilities on its books at the Closing Date (as such term is defined in Section 3), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to the Closing Date and through the final taxable year ending with Double Tax-Free Fund’s complete liquidation; and (iii) pay such contingent liabilities, if any, as the officers of FTFT, on behalf of Double Tax-Free Fund, shall reasonably deem to exist against Double Tax-Free Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on Double Tax-Free Fund’s books (such assets hereinafter “Net Assets”).  High Yield Tax-Free Fund shall not assume any liability of Double Tax-Free Fund, whether accrued or contingent, known or unknown, and FTFT, on behalf of Double Tax-Free Fund, shall use its reasonable best efforts to discharge all of the known liabilities of Double Tax-Free Fund, so far as may be possible, from the cash, bank deposits and cash equivalent securities described above.

(b) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of such sale, conveyance, transfer, and delivery, FTFT, on behalf of High Yield Tax-Free Fund, agrees at the Closing to deliver to Double Tax-Free Fund the number of High Yield Tax-Free Fund Shares, determined by dividing the net asset value per share of each Class A, Class C and Advisor Class shares of Double Tax-Free Fund by the net asset value per share each of Class A, Class C and Advisor Class shares of High Yield Tax-Free Fund, respectively, and separately multiplying the result thereof by the number of outstanding Class A, Class C and Advisor Class shares, respectively, of Double Tax-Free Fund as of 1:00 p.m., Pacific time, on the Closing Date.  The High Yield Tax-Free Fund Shares delivered to Double Tax-Free Fund at the Closing shall have an aggregate net asset value equal to the value of Double Tax-Free Fund’s Net Assets, all determined as provided in Section 2 of the Plan and as of the date and time specified herein.

(c) Immediately following the Closing, Double Tax-Free Fund shall distribute the High Yield Tax-Free Fund Shares received by Double Tax-Free Fund pursuant to this Section 1 pro rata to Double Tax-Free Fund’s shareholders of record, based upon their respective holdings of Double Tax-Free Fund, as of the close of business on the Closing Date.  Such distribution shall be accomplished by the establishment of accounts on the share records of High Yield Tax-Free Fund of the type and in the amounts due such shareholders based on their respective holdings in Double Tax-Free Fund as of the close of business on the Closing Date.  Fractional High Yield Tax-Free Fund Shares shall be carried to the third decimal place.  As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing Double Tax-Free Fund Shares shall be entitled to surrender the same to the transfer agent for High Yield Tax-Free Fund in exchange for the number of High Yield Tax-Free Fund Shares of the same class into which the Double Tax-Free Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted.  Until so surrendered, each outstanding certificate, if any, which, prior to the Closing, represented Double Tax-Free Fund Shares shall be deemed for all High Yield Tax-Free Fund purposes to evidence ownership of the number of High Yield Tax-Free Fund Shares into which the Double Tax-Free Fund Shares (which prior to the Closing were represented thereby) have been converted.  Certificates for High Yield Tax-Free Fund Shares shall not be issued, unless specifically requested by a shareholder.  After the distribution, Double Tax-Free Fund shall be dissolved.

(d) At the Closing, each shareholder of record of Double Tax-Free Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 7(d) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of Double Tax-Free Fund that such person had on such Distribution Record Date.

(e) All books and records relating to Double Tax-Free Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to High Yield Tax-Free Fund from and after the date of the Plan, and shall be turned over to High Yield Tax-Free Fund on or prior to the Closing.

2.  Valuation.

(a) The net asset value of High Yield Tax-Free Fund Shares and Double Tax-Free Fund Shares and the value of Double Tax-Free Fund’s Net Assets to be acquired by High Yield Tax-Free Fund hereunder shall in each case be computed as of 1:00 p.m., Pacific time, on the Closing Date, unless on such date: (i) the New York Stock Exchange (“NYSE”) is not open for unrestricted trading; or (ii) the reporting of trading on the NYSE or other relevant market is disrupted; or (iii) any other extraordinary financial event or market condition occurs (each of the events described in (i), (ii) or (iii) are referred to as a “Market Disruption”).  The net asset value per share of High Yield Tax-Free Fund Shares and Double Tax-Free Fund Shares and the value of Double Tax-Free Fund’s Net Assets shall be computed in accordance with the valuation procedures set forth in the most recent prospectus of High Yield Tax-Free Fund and Double Tax-Free Fund, as amended or supplemented, except that the net asset value per share of Double Tax-Free Fund shall be carried to the fourth decimal place.

(b) In the event of a Market Disruption on the proposed Closing Date so that an accurate appraisal of the net asset value of High Yield Tax-Free Fund Shares or Double Tax-Free Fund Shares or the value of Double Tax-Free Fund’s Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

(c) All computations of value regarding the net asset value of High Yield Tax-Free Fund Shares and Double Tax-Free Fund Shares and the value of Double Tax-Free Fund’s Net Assets shall be made by the administrator to the Funds.

3.  Closing and Closing Date.

The Closing shall take place at the principal office of FTFT at 1:00 p.m., Pacific time, on April 29, 2016 or such other date as the officers of FTFT may determine (the “Closing Date”).  FTFT, on behalf of Double Tax-Free Fund, shall have provided for delivery as of the Closing those Net Assets of Double Tax-Free Fund to be transferred to the account of High Yield Tax-Free Fund’s custodian, The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286.  FTFT, on behalf of Double Tax-Free Fund, shall deliver at the Closing a list of names and addresses of the holders of record of each class of Double Tax-Free Fund Shares and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, as of 1:00 p.m., Pacific time, on the Closing Date.  FTFT, on behalf of High Yield Tax-Free Fund, shall provide evidence that such High Yield Tax-Free Fund Shares have been registered in an account on the books of High Yield Tax-Free Fund in such manner as the officers of FTFT may reasonably request.

4.  Representations and Warranties by FTFT on behalf of High Yield Tax-Free Fund and Double Tax-Free Fund.

FTFT, on behalf of High Yield Tax-Free Fund and Double Tax-Free Fund, represents and warrants that:

(a) Each Fund is a series of FTFT, which was originally organized as a Massachusetts business trust in September 1984, and was reorganized as a Delaware statutory trust effective on July 1, 2007.  FTFT is validly existing under the laws of the State of Delaware.  FTFT is duly registered under the 1940 Act as an open-end, management investment company and each Fund’s shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the “1933 Act”), except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital or obtaining any required initial shareholder approvals.

(b) FTFT is authorized to issue an unlimited number of shares of beneficial interest, without par value, of each Fund, each outstanding share of which is, and each share of High Yield Tax-Free Fund when issued pursuant to and in accordance with the Plan will be, fully paid, non-assessable, and has or will have full voting rights.  FTFT currently issues shares of six series, including the Funds.  High Yield Tax-Free Fund currently is divided into three classes of shares: Class A, Class C and Advisor Class shares of beneficial interest, all of which represent High Yield Tax-Free Fund Shares.  Double Tax-Free Fund currently is divided into three classes of Shares: Class A, Class C, Advisor Class shares of beneficial interest.  No shareholder of either Fund shall have any option, warrant or preemptive right of subscription or purchase with respect to Double Tax-Free Fund Shares or High Yield Tax-Free Fund Shares.

(c) The financial statements appearing in each Fund’s Annual Report to Shareholders for the fiscal year ended February 28, 2015, audited by PricewaterhouseCoopers LLP, the financial statements appearing in each Fund’s Semi-Annual Report to Shareholders for the fiscal period ended August 31, 2015 and any interim unaudited financial statements, fairly present the financial position of each Fund as of their respective dates and the results of each Fund’s operations for periods indicated, in conformity with Generally Accepted Accounting Principles applied on a consistent basis.

(d) The books and records of each Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of such Fund.

(e) FTFT, on behalf of each Fund, is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended, or By-laws, as amended, or any contract or any other commitment or obligation and is not subject to any order or decree that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by FTFT, on behalf of either Fund, of the transactions contemplated by the Plan, except for the registration of High Yield Tax-Free Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.  Double Tax-Free Fund has no material contracts or other commitments (other than the Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under the Plan) which will not be terminated by Double Tax-Free Fund in accordance with their terms at or prior to the Closing Date, or which will result in a penalty or additional fee to be due from or payable by Double Tax-Free Fund.

(f) FTFT has elected to treat each Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Each Fund is a “fund” as defined in Section 851(g)(2) of the Code.  Each Fund has qualified as a RIC for each taxable year since its inception and that has ended prior to the Closing Date, and, with respect to Double Tax-Free Fund, will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date, and, with respect to High Yield Tax-Free Fund, intends to continue to qualify as a RIC after the Closing Date.  Neither Fund has had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply.  Consummation of the transactions contemplated by the Plan will not cause either Fund to fail to be qualified as a RIC as of the Closing Date.

(g) Neither Fund is under jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(h) Neither Fund has any unamortized or unpaid organizational fees or expenses.

(i) All information to be furnished by either Fund for use in preparing any prospectus, proxy statement and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete.

(j) Neither Fund has any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4(c) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.

(k) There is no inter-corporate indebtedness existing between Double Tax-Free Fund and High Yield Tax-Free Fund that was issued, acquired, or will be settled at a discount.

(l) The registration statement on Form N-14 referred to in Section 6(h) hereof (the “Registration Statement”), and any prospectus or statement of additional information of High Yield Tax-Free Fund or Double Tax-Free Fund contained or incorporated therein by reference, and any supplement or amendment to the Registration Statement, or any such prospectus or statement of additional information or supplement thereto, on the effective and clearance dates of the Registration Statement, on the date of the special meeting of Double Tax-Free Fund’s shareholders to vote on the Plan (the “Special Meeting”) and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

(m) Since February 28, 2015, there has not been any material adverse change in either Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.

(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by FTFT, on behalf of each Fund, of the transactions contemplated by the Plan, except as may otherwise be required under federal or state securities laws or the rules and regulations thereunder.

(o) As of the Closing Date, Double Tax-Free Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire shares of Double Tax-Free Fund, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.

(p) There is no material suit, judicial action, or legal or administrative proceeding pending or threatened against FTFT.  FTFT, on behalf of either Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects High Yield Tax-Free Fund’s or Double Tax-Free Fund’s business or their ability to consummate the transactions herein contemplated.

(q) The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of FTFT’s Board of Trustees, subject to approval of Double Tax-Free Fund’s shareholders.

(r) On the Closing Date, all material Returns (as defined below) of each Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To FTFT’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on either Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in each Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.  As used in the Plan, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, additional tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax.  “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

5.  Further Representations and Warranties by FTFT, on behalf of Double Tax-Free Fund.

FTFT represents and warrants that:

(a) The statement of assets and liabilities to be furnished by FTFT, on behalf of Double Tax-Free Fund, as of 1:00 p.m., Pacific time, on the Closing Date for the purpose of determining the number of High Yield Tax-Free Fund Shares to be issued pursuant to Section 1 of the Plan, will accurately reflect the Double Tax-Free Fund’s Net Assets and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b) At the Closing, FTFT, on behalf of Double Tax-Free Fund, will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in (a) above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)     FTFT, on behalf of Double Tax-Free Fund, will declare and pay or cause to be paid a dividend or dividends prior to the Closing Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Double Tax-Free Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); and (ii) all of Double Tax-Free Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

6.  Covenants of FTFT.

(a) FTFT, on behalf of each Fund, covenants to operate each Fund’s respective business as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise Taxes.

(b) FTFT, on behalf of Double Tax-Free Fund, undertakes that it will not acquire High Yield Tax-Free Fund Shares for the purpose of making distributions thereof to anyone other than Double Tax-Free Fund’s shareholders.

(c) FTFT, on behalf of Double Tax-Free Fund, undertakes that, if the Plan is consummated, Double Tax-Free Fund will liquidate and dissolve.

(d) FTFT, on behalf of each Fund, agrees that, by the Closing, all of the federal and other Tax Returns required by law to be filed on or before such date shall have been filed, and either all federal and other Taxes shown as due on said Returns shall have been paid, or adequate liability reserves shall have been provided for the payment of such Taxes.

(e) FTFT, on behalf of the Double Tax-Free Fund, shall provide at the Closing:

(1)   A statement of the respective tax basis and holding period of all investments to be transferred by the Double Tax-Free Fund to the High Yield Tax-Free Fund.

(2)   A copy (which may be in electronic form) of the Double Tax-Free Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, the backup withholding and nonresident alien withholding certifications, notices or records on file with FTFT, with respect to each shareholder, and such information as the High Yield Tax-Free Fund may reasonably request concerning Double Tax-Free Fund shares or Double Tax-Free Fund shareholders in connection with Double Tax-Free Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Treasury (“Treasury Regulations”) following the Closing for all of the shareholders of record of the Double Tax-Free Fund’s shares as of the close of business on the day of valuation as described in Section 2, who are to become holders of the High Yield Tax-Free Fund as a result of the transfer of assets that is the subject of this Plan (the “Target Fund Shareholder Documentation”).

(3)   A copy of any other Tax books and records of the Double Tax-Free Fund necessary for purposes of preparing any Tax Returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1)) required by law to be filed by the Double Tax-Free Fund after the Closing.

(4)   If requested by the High Yield Tax-Free Fund, all FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Double Tax-Free Fund.

(f) As promptly as practicable, but in any case within sixty days after the date of Closing, FTFT, on behalf of Double Tax-Free Fund, shall furnish High Yield Tax-Free Fund, in such form as is reasonably satisfactory to High Yield Tax-Free Fund, a statement of the earnings and profits of Double Tax-Free Fund for federal income tax purposes that will be carried over by High Yield Tax-Free Fund as a result of Section 381 of the Code.

(g) As of the Closing, FTFT, on behalf of Double Tax-Free Fund, shall have called, and FTFT shall have held, a Special Meeting of Double Tax-Free Fund’s shareholders to consider and vote upon the Plan and FTFT shall have taken all other actions reasonably necessary to obtain approval of the transactions contemplated herein.  FTFT shall have mailed to each shareholder of record of Double Tax-Free Fund entitled to vote at the Special Meeting at which action on the Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus/Proxy Statement that complies in all material respects with the applicable provisions of the 1933 Act, Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, thereunder (the “Prospectus/Proxy Statement”).

(h) FTFT, on behalf of High Yield Tax-Free Fund, has filed the Registration Statement with the Securities and Exchange Commission (“SEC”) and used its best efforts to provide that the Registration Statement became effective as promptly as practicable.  At the time it became effective, the Registration Statement (i) complied in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  At the time the Registration Statement became effective, at the time of the Special Meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) Subject to the provisions of the Plan, FTFT, on behalf of each Fund, shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.

(j) FTFT, on behalf of Double Tax-Free Fund, shall deliver to High Yield Tax-Free Fund, at the Closing Date, confirmation or other adequate evidence as to the Tax costs and holding periods of the assets and property of Double Tax-Free Fund transferred to High Yield Tax-Free Fund in accordance with the terms of the Plan.

(k) FTFT, on behalf of each Fund, intends that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.  FTFT, on behalf of each Fund, shall not take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

7.  Conditions Precedent to be Fulfilled by FTFT.

The consummation of the Plan hereunder shall be subject to the following respective conditions:

(a) That all the representations and warranties contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date.

(b) That the SEC shall have declared effective the Registration Statement and not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act.  And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either Fund or would prohibit the transactions contemplated hereby.

(c) That the Plan and the Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Double Tax-Free Fund at a meeting or any adjournment thereof.

(d) FTFT, on behalf of Double Tax-Free Fund, shall have declared and paid or cause to have been paid a dividend or dividends prior to the Closing Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of Double Tax-Free Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); (ii) all of Double Tax-Free Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

(e) That all required consents of other parties and all other consents, orders, and permits of federal, state and local authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of Double Tax-Free Fund or High Yield Tax-Free Fund.

(f) That there shall be delivered to FTFT an opinion in form and substance satisfactory to it, from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to FTFT, to the effect that, provided the transaction contemplated hereby is carried out in accordance with the Plan, and the laws of the State of Delaware, and based upon certificates of the officers of FTFT with regard to matters of fact:

(1) The acquisition by High Yield Tax-Free Fund of substantially all the assets of Double Tax-Free Fund as provided for herein in exchange solely for High Yield Tax-Free Fund Shares followed by the distribution by Double Tax-Free Fund to its shareholders of High Yield Tax-Free Fund Shares in complete liquidation of Double Tax-Free Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and Double Tax-Free Fund and High Yield Tax-Free Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2) No gain or loss will be recognized by Double Tax-Free Fund upon the transfer of substantially all of its assets to High Yield Tax-Free Fund in exchange solely for voting shares of High Yield Tax-Free Fund under Sections 361(a) and 357(a) of the Code;

(3) No gain or loss will be recognized by High Yield Tax-Free Fund upon the receipt by it of substantially all of the assets of Double Tax-Free Fund in exchange solely for voting shares of High Yield Tax-Free Fund under Section 1032(a) of the Code;

(4) No gain or loss will be recognized by Double Tax-Free Fund upon the distribution of High Yield Tax-Free Fund Shares to its shareholders in complete liquidation of Double Tax-Free Fund (in pursuance of the Plan) under Section 361(c)(1) of the Code;

(5) The tax basis of the assets of Double Tax-Free Fund received by High Yield Tax-Free Fund will be the same as the tax basis of these assets in the hands of the Double Tax-Free Fund immediately prior to the Reorganization under Section 362(b) of the Code;

(6) The holding periods of the assets of Double Tax-Free Fund received by High Yield Tax-Free Fund will include the periods during which such assets were held by Double Tax-Free Fund under Section 1223(2) of the Code;

(7) No gain or loss will be recognized by the shareholders of Double Tax-Free Fund upon the exchange of their shares in Double Tax-Free Fund solely for voting shares of High Yield Tax-Free Fund, including fractional shares to which they may be entitled, under Section 354(a) of the Code;

(8) The tax basis of High Yield Tax-Free Fund Shares received by the shareholders of Double Tax-Free Fund (including fractional shares to which they may be entitled) will be the same as the tax basis of the Double Tax-Free Fund Shares exchanged therefor under Section 358(a)(1) of the Code;

(9) The holding period of High Yield Tax-Free Fund Shares received by shareholders of Double Tax-Free Fund (including fractional shares to which they may be entitled) will include the holding period of Double Tax-Free Fund Shares surrendered in exchange therefor, provided that the shareholder held the Double Tax-Free Fund Shares as a capital asset on the effective date of the Reorganization under Section 1223(1) of the Code; and

(10) High Yield Tax-Free Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations) the items of Double Tax-Free Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Double Tax-Free Fund, High Yield Tax-Free Fund, or any Shareholder of Double Tax-Free Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

(g) That there shall be delivered to FTFT an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to FTFT, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors’ rights:

(1) Double Tax-Free Fund and High Yield Tax-Free Fund are each a series of FTFT and that FTFT is a validly existing statutory trust in good standing under the laws of the State of Delaware;

(2) FTFT is an open-end investment company of the management type registered as such under the 1940 Act;

(3) The consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of FTFT, on behalf of each Fund;

(4) FTFT, on behalf of each Fund, is authorized to issue an unlimited number of shares of beneficial interest, without par value; and

(5) High Yield Tax-Free Fund Shares to be issued pursuant to the terms of the Plan have been duly authorized and, when issued and delivered as provided in the Plan and the Registration Statement, will have been validly issued and fully paid and will be non-assessable by FTFT, on behalf of High Yield Tax-Free Fund.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of FTFT with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of FTFT.

(h) That High Yield Tax-Free Fund’s Prospectus contained in the Registration Statement with respect to High Yield Tax-Free Fund Shares to be delivered to Double Tax-Free Fund shareholders in accordance with the Plan shall be effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(i) That High Yield Tax-Free Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit High Yield Tax-Free Fund Shares lawfully to be delivered to each holder of Double Tax-Free Fund Shares.

(j) FTFT, on behalf of the Double Tax-Free Fund will provide the High Yield Tax-Free Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Double Tax-Free Fund to the High Yield Tax-Free Fund, (2) the Target Fund Shareholder Documentation, (3) if requested by FTFT, on behalf of the High Yield Tax-Free Fund, all workpapers and supporting statements related to ASC 740-10-25 (formerly, FIN 48) pertaining to the Double Tax-Free Fund, (4) the Tax books and records of the Double Tax-Free Fund for purposes of preparing any Returns required by law to be filed for Tax periods ending after the Closing Date, and (5) a statement of earnings and profits as provided in Section 6(f).

8.  Expenses.

The expenses of entering into and carrying out the provisions of the Plan shall be borne as follows: each Fund will pay 25% of the costs of the Reorganization.  Franklin Advisers, Inc., the investment manager for each Fund, will pay 50% of the costs of the Reorganization.

9.  Termination; Postponement; Waiver; Order.

(a) Anything contained in the Plan to the contrary notwithstanding, the Plan may be terminated and the Reorganization abandoned at any time prior (whether before or after approval thereof by the shareholders of Double Tax-Free Fund) to the Closing, or the Closing may be postponed by FTFT, on behalf of either Fund, if any condition of its obligations set forth in Section 7 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met.

(b) If the transactions contemplated by the Plan have not been consummated by December 31, 2016, the Plan shall automatically terminate on that date, unless a later date is set by officers of FTFT.

(c) In the event of termination of the Plan prior to its consummation, pursuant to the provisions hereof, the Plan shall become void and have no further effect, and neither FTFT, Double Tax-Free Fund nor High Yield Tax-Free Fund, nor their trustees, officers, or agents or the shareholders of Double Tax-Free Fund or High Yield Tax-Free Fund shall have any liability in respect of the Plan, but all expenses incidental to the preparation and carrying out of the Plan shall be paid as provided in Section 8 hereof.

(d) At any time prior to the Closing, any of the terms or conditions of the Plan may be waived by FTFT if, in the judgment of its officers, such action or waiver will not have a material adverse effect on the benefits intended under the Plan to its shareholders.

(e) The representations and warranties contained in Sections 4 and 5 hereof shall expire with and be terminated by the Plan on the Closing Date, and neither FTFT, nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.

(f) If any order of the SEC with respect to the Plan shall be issued prior to the Closing that imposes any term or condition that is determined by action of the Board of Trustees of FTFT, on behalf of either Fund, to be acceptable, such term or condition shall be binding as if it were a part of the Plan without a vote or approval of the shareholders of Double Tax-Free Fund; provided that, if such term or condition would result in a change in the method of computing the number of High Yield Tax-Free Fund Shares to be issued to Double Tax-Free Fund, and such term or condition had not been included in the Prospectus/Proxy Statement or other proxy solicitation material furnished to the shareholders of Double Tax-Free Fund prior to the Special Meeting, the Plan shall not be consummated and shall terminate unless Double Tax-Free Fund promptly calls a special meeting of the shareholders of Double Tax-Free Fund at which such condition shall be submitted for approval.

10.  Final Tax Returns and Forms 1099 of Double Tax-Free Fund; Reporting responsibility.

(a) After the Closing Date, FTFT, on behalf of the Double Tax-Free Fund, shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by FTFT with respect to the Double Tax-Free Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

(b) Any reporting responsibility of FTFT, on behalf of the Double Tax-Free Fund, is and shall remain the responsibility of the Double Tax-Free Fund, up to and including the Closing Date, and such later date on which the Double Tax-Free Fund is terminated including, without limitation, responsibility for (i) preparing and filing Tax Returns relating to Tax periods ending on or prior to the date of Closing (whether due before or after the Closing); and (ii)  preparing and filing other documents with the SEC, any state securities commission, and any Federal, state or local Tax authorities or any other relevant regulatory authority, except as otherwise mutually agreed by the parties.

11.  Liability of FTFT.

It is acknowledged and agreed that all obligations of FTFT under the Plan with respect to a Fund are binding only with respect to that Fund; shall be discharged only out of the assets of such Fund, that no other series of FTFT shall be liable with respect to the Plan or in connection with the transactions contemplated herein; and that neither FTFT nor a Fund shall seek satisfaction of any such obligation or liability from the shareholders of FTFT or a Fund, the trustees, officers, employees or agents of FTFT, or any of them.

12.  Entire Agreement and Amendments.

The Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by the Plan other than those set forth herein or herein provided for.  The Plan may be amended only by mutual consent of the parties in writing.  Neither the Plan nor any interest herein may be assigned without the prior written consent of the other party.

13.  Counterparts.

The Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

14.  Governing Law.

The Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

[Signature Page Follows]

IN WITNESS WHEREOF, FTFT, on behalf of Double Tax-Free Fund, and on behalf of High Yield Tax-Free Fund, has caused the Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

FRANKLIN TAX-FREE TRUST, on behalf of FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

By:	Name: Karen L. Skidmore Title: Vice President and Secretary

FRANKLIN TAX-FREE TRUST, on behalf of FRANKLIN DOUBLE TAX-FREE INCOME FUND

By:	Name: Karen L. Skidmore Title: Vice President and Secretary

With respect to Section 8 of the Plan only: FRANKLIN ADVISERS, INC.

By:	Name: Sheila A. Amoroso Title: Senior Vice President

Exhibit B

EXHIBIT B – FINANCIAL HIGHLIGHTS OF THE DOUBLE TAX-FREE FUND AND HIGH YIELD TAX-FREE FUND

Financial Highlights of the Double Tax-Free Fund

The Financial Highlights present the Double Tax-Free Fund’s financial performance for the past five years and the six month period ended August 31, 2015.  Certain information reflects financial results for a single Fund share.  The total returns represent the rate that an investor would have earned or lost on an investment in the Double Tax-Free Fund assuming reinvestment of dividends and capital gains.  Except for the six month period ended August 31, 2015, this information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Double Tax-Free Fund’s financial statements, are included in the Double Tax-Free Fund’s annual report, which is available upon request.

Double Tax-Free Fund

Financial Highlights

Class A	6 Months Ended	Year Ended February 28,
	August 31, 2015 (unaudited)	2015	2014	2013	2012[a]	2011
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period ................................	$9.88	$9.72	$12.15	$ 12.31	$11.12	$ 11.56
Income from investment operations:
Net investment income[b].................................................	0.22	0.51	0.52	0.49	0.52	0.52
Net realized and unrealized gains (losses)..................	(0.63)	0.18	(2.44)	(0.18)	1.20	(0.44)
Total from investment operations ...................................	(0.41)	0.69	(1.92)	(0.31)	1.72	0.08
Less distributions from net investment income .............	(0.21)	(0.53)	(0.51)	(0.47)	(0.53)	(0.52)
Net asset value, end of period...........................................	$9.26	$ 9.88	$9.72	$12.15	$12.31	$11.12
Total return[c]..........................................................................	(4.23)%	7.24%	(16.00)%	2.58%	15.85%	0.56%
Ratios to average net assets[d]
Expenses................................................................................	0.78%	0.76%	0.67%	0.66%	0.67%	0.67%
Net investment income.......................................................	4.52%	5.17%	4.77%	3.96%	4.49%	4.42%
Supplemental data
Net assets, end of period (000’s).......................................	$134,852	$196,846	$282,254	$601,374	$643,529	$523,391
Portfolio turnover rate.........................................................	-%	0.42%	9.95%	12.60%	6.73%	12.85%

a  For the year ended February 29.

b  Based on average daily shares outstanding.

c  Total return does not reflect sales commissions or contingent deferred sales charges, if applicable and is not annualized for periods less than one year.

d  Ratios are annualized for periods less than one year.

Double Tax-Free Fund

Financial Highlights

Class C	6 Months Ended	Year Ended February 28,
	August 31, 2015 (unaudited)	2015	2014	2013	2012[a]	2011
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period.................................	$9.92	$9.77	$12.20	$ 12.37	$11.17	$11.61
Income from investment operations:
Net investment income (loss)[b]......................................	0.19	0.45	0.46	0.42	0.46	0.45
Net realized and unrealized gains (losses)..................	(0.62)	0.17	(2.44)	(0.19)	(1.21)	(0.44)
Total from investment operations ...................................	(0.43)	0.62	(1.98)	0.23	1.67	0.01
Less distributions from net investment income .............	(0.18)	(0.47)	(0.45)	(0.40)	(0.47)	(0.45)
Net asset value, end of period...........................................	$9.31	$9.92	$9.77	$12.20	$12.37	$11.17
Total return[c]..........................................................................	(4.39)%	6.53%	(16.40)%	1.91%	15.26%	(0.01)%
Ratios to average net assets[d]
Expenses................................................................................	1.34%	1.32%	1.23%	1.21%	1.22%	1.22%
Net investment income ......................................................	3.96%	4.61%	4.21%	3.41%	3.94%	3.87%
Supplemental data
Net assets, end of period (000’s).......................................	$27,834	$37,311	$51,180	$116,050	$116,229	$95,163
Portfolio turnover rate.........................................................	-%	0.42%	9.95%	12.60%	6.73%	12.85%

a  For the year ended February 29.

b  Based on average daily shares outstanding.

c  Total return does not reflect sales commissions or contingent deferred sales charges, if applicable and is not annualized for periods less than one year.

d.  Ratios are annualized for periods less than one year.

Double Tax-Free Fund

Financial Highlights

Advisor Class	6 Months Ended	Year Ended February 28,
	August 31, 2015 (unaudited)	2015	2014	2013	2012[a]	2011
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period...........................	$9.89	$9.74	$12.17	$ 12.33	$11.13	$ 11.57
Income from investment operations:
Net investment income[b]...........................................	0.22	0.51	0.53	0.50	0.54	0.53
Net realized and unrealized gains (losses).............	(0.62)	0.17	(2.44)	(0.17)	1.20	(0.44)
Total from investment operations .............................	(0.40)	0.68	(1.91)	0.33	1.74	(0.09)
Less distributions from net investment income .......	(0.21)	(0.53)	(0.52)	(0.49)	(0.54)	(0.53)
Net asset value, end of period......................................	$9.28	$ 9.89	$9.74	$12.17	$ 12.33	$11.13
Total return[c]....................................................................	(4.08)%	7.22%	(15.90)%	2.68%	16.04%	0.67%
Ratios to average net assets[d]
Expenses	0.69%	0.67%	0.58%	0.56%	0.57%	0.57%
Net investment income.................................................	4.61%	5.26%	4.86%	4.06%	4.59%	4.52%
Supplemental data
Net assets, end of period (000’s).................................	$2,472	$5,341	$5,355	$14,673	$13,766	$4,104
Portfolio turnover rate...................................................	-%	0.42%	9.95%	12.60%	6.73%	12.85%

a  For the year ended February 29.

b  Based on average daily shares outstanding.

c  Total return is not annualized for periods less than one year.

d  Ratios are annualized for periods less than one year.

Financial Highlights of High Yield Tax-Free Fund

The Financial Highlights present High Yield Tax-Free Fund’s financial performance for the past five years and the six month period ended August 31, 2015.  Certain information reflects financial results for a single Fund share.  The total returns represent the rate that an investor would have earned or lost on an investment in High Yield Tax-Free Fund assuming reinvestment of dividends and capital gains.  Except for the six month period ended August 31, 2015, this information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with High Yield Tax-Free Fund’s financial statements, are included in High Yield Tax-Free Fund’s annual report, which is available upon request.

High Yield Tax-Free Fund

Financial Highlights

	6 Months Ended	Year Ended February 28,
Class A	August 31, 2015 (unaudited)	2015	2014	2013	2012[a]	2011
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period.............	$10.68	$10.15	$10.98	$10.59	$9.60	$9.99
Income from investment operations:
Net investment income[b]...........................	0.22	0.46	0.47	0.46	0.51	0.52
Net realized and unrealized gains (losses).........................................................	(0.32)	0.54	(0.84)	0.38	1.00	(0.39)
Total from investment operations................	(0.10)	1.00	(0.37)	0.84	1.51	0.13
Less distributions from net investment income........................................................	(0.22)	(0.47)	(0.46)	(0.45)	(0.52)	(0.52)
Net asset value, end of period ......................	$10.36	$10.68	$10.15	$10.98	$10.59	$9.60
Total return[c]......................................................	(0.90)%	9.99%	(3.20)%	7.95%	16.20%	1.19%
Ratios to average net assets[d]
Expenses............................................................	0.65%	0.65%	0.63%	0.65%	0.64%	0.63%
Net investment income...................................	4.23%	4.39%	4.64%	4.22%	5.12%	5.18%
Supplemental data
Net assets, end of period (000’s)...................	$4,985,530	$5,244,428	$5,014,941	$6,559,328	$5,881,103	$5,133,343
Portfolio turnover rate.....................................	5.08%	8.29%	17.08%	10.47%	8.86%	18.18%

a  For the year ended February 29.

b  Based on average daily shares outstanding.

c  Total return does not reflect sales commissions or contingent deferred sales charges, if applicable and is not annualized for periods less than one year.

d. Ratios are annualized for periods less than one year.

High Yield Tax-Free Fund

Financial Highlights

	6 Months Ended	Year Ended February 28,
Class C	August 31, 2015 (unaudited)	2015	2014	2013	2012[a]	2011
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period.............	$10.86	$10.31	$11.14	$10.75	$9.73	$10.12
Income from investment operations:
Net investment income (loss)[b]................	0.20	0.41	0.42	0.40	0.47	0.47
Net realized and unrealized gains (losses).........................................................	(0.34)	0.55	(0.85)	0.38	1.02	(0.40)
Total from investment operations................	(0.14)	0.96	(0.43)	0.78	1.49	0.07
Less distributions from net investment income........................................................	(0.19)	(0.41)	(0.40)	(0.39)	(0.47)	(0.46)
Net asset value, end of period ......................	$10.53	$10.86	$10.31	$11.14	$10.75	$9.73
Total return[c]......................................................	(1.25)%	9.43%	(3.77)%	7.33%	15.68%	0.59%
Ratios to average net assets[d]
Expenses............................................................	1.20%	1.20%	1.18%	1.20%	1.19%	1.18%
Net investment income...................................	3.68%	3.84%	4.09%	3.67%	4.57%	4.63%
Supplemental data
Net assets, end of period (000’s) ..................	$1,045,512	$1,100,883	$1,042,823	$1,446,670	$1,219,076	$996,921
Portfolio turnover rate.....................................	5.08%	8.29%	17.08%	10.47%	8.86%	18.18%

a  For the year ended February 29.

b  Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable and is not annualized for periods less than one year.

d  Ratios are annualized for periods less than one year.

High Yield Tax-Free Fund

Financial Highlights

	6 Months Ended	Year Ended February 28,
Advisor Class	August 31, 2015 (unaudited)	2015	2014	2013	2012[a]	2011
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period.............	$10.72	$10.18	$11.02	$10.63	$9.63	$10.02
Income from investment operations:
Net investment income[b]...........................	0.23	0.47	0.49	0.47	0.53	0.53
Net realized and unrealized gains (losses).........................................................	(0.32)	0.55	(0.86)	0.38	1.00	(0.39)
Total from investment operations................	(0.09)	1.02	(0.37)	0.85	1.53	0.14
Less distributions from: Net investment income........................................................	(0.23)	(0.48)	(0.47)	(0.46)	(0.53)	(0.53)
Net asset value, end of period.......................	$10.40	$10.72	$10.18	$11.02	$10.63	$9.63
Total return[c]......................................................	(0.85)%	10.16%	(3.19)%	8.03%	16.37%	1.29%
Ratios to average net assets[d]
Expenses............................................................	0.55%	0.55%	0.53%	0.55%	0.54%	0.53%
Net investment income...................................	4.33%	4.49%	4.74%	4.32%	5.22%	5.28%
Supplemental data
Net assets, end of period (000’s)...................	$2,299,785	$2,194,757	$1,737,090	$2,156, 523	$1,438,591	$848,957
Portfolio turnover rate.....................................	5.08%	8.29%	17.08%	10.47%	8.86%	18.18%

a  For the year ended February 29.

b  Based on average daily shares outstanding.

c  Total return is not annualized for periods less than one year.

d  Ratios are annualized for periods less than one year.

EXHIBIT C

PRINCIPAL HOLDERS OF SECURITIES

Name and Address	Share Class	Percentage (%)
Double Tax-Free Fund

Edward Jones & Co. for the benefit of customers 12555 Manchester Road Saint Louis, MO 63131-3710	Class A Shares	19.685
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class A Shares	12.967
National Financial Services LLC for the exclusive benefit of our customers Attn: Mutual Fund Department 4th Flr, 499 Washington Blvd Jersey City, NJ 07310-1995	Class A Shares	6.996
First Clearing LLC special custody account for the exclusive benefit of customer 2801 Market Street St. Louis, MO 63103-2523	Class A Shares	6.063
Charles Schwab & Co., Inc. special custody account for the benefit of customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	Class A Shares	5.081
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class C Shares C-1	16.56
LPL Financial for the benefit of customer accounts omnibus customer account Attn: mutual fund trading 4707 Executive Drive San Diego, CA 92121-3091	Class C Shares	12.752
First Clearing LLC special custody account for the exclusive benefit of customer 2801 Market Street St. Louis, MO 63103-2523	Class C Shares	11.163
Edward Jones & Co. for the benefit of customers 12555 Manchester Road St. Louis, MO 63131-3710	Class C Shares	8.257
RBC Capital Markets LLC mutual fund omnibus processing omnibus Attn: mutual fund ops manager 510 Marquette Ave. S Minneapolis, MN 55402-1110	Class C Shares	5.455
Merrill Lynch Pierce Fenner & Smith for the benefit of its customers Attn: fund administration 4800 Deer Lake Drive E Jacksonville, FL 32246-6486	Class C Shares	5.042
First Clearing LLC special custody account for the exclusive benefit of customer 2801 Market St. St. Louis, MO 63103-2523	Advisor Class Shares	28.651
Merrill Lynch Pierce Fenner & Smith for sole benefit of its customers Attn: fund administration 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	Advisor Class Shares	18.7
Morgan Stanley Smith Barney Attn: mutual fund operations 2 Harborside Financial Ctr. Fl. 3 Jersey City, NJ 07311-1114	Advisor Class Shares C-2	14.101
UBS WM USA omni account m/f 499 Washington Blvd. Fl 9 Jersey City, NJ 07310-2055	Advisor Class Shares	9.938
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Advisor Class Shares	8.468
LPL Financial omnibus customer account Attn: mutual fund trading 4707 Executive Drive San Diego, CA 92121-3091	Advisor Class Shares	7.114

High Yield Tax-Free Fund

Edward Jones & Co. for the benefit of customers 12555 Manchester Road St. Louis, MO 63131-3710	Class A Shares	19.515
First Clearing LLC special custody account for the exclusive benefit of customer 2801 Market St. St. Louis, MO 63103-2523	Class A Shares	11.541
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class A Shares	8.148
National Financial Services LLC for the exclusive benefit of our customers Attn: Mutual Fund Department 4th Flr, 499 Washington Blvd Jersey City, NJ 07310-1995	Class A Shares	6.395
Morgan Stanley Smith Barney Attn: mutual fund operations 2 Harborside Financial Ctr. Fl. 3 Jersey City, NJ 07311-1114	Class A Shares C-3	5.137
First Clearing LLC special custody account for the exclusive benefit of customer 2801 Market St. St. Louis, MO 63103-2523	Class C Shares	14.258
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class C Shares	10.125
Merrill Lynch Pierce Fenner & Smith for sole benefit of its customers Attn: fund administration 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	Class C Shares	9.988
Morgan Stanley Smith Barney Attn: mutual fund operations 2 Harborside Financial Ctr. Fl. 3 Jersey City, NJ 07311-1114	Class C Shares	8.668
Raymond James Omnibus for mutual funds House account firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	Class C Shares	7.554
Edward Jones & Co. for the benefit of customers 12555 Manchester Road St. Louis, MO 63131-3710	Class C Shares	7.467
National Financial Services LLC for the exclusive benefit of our customers Attn: Mutual Fund Department 4th Flr, 499 Washington Blvd Jersey City, NJ 07310-1995	Class C Shares	6.848
LPL Financial omnibus customer account Attn: mutual fund trading 4707 Executive Drive San Diego, CA 92121-3091	Class C Shares	5.635
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Advisor Class Shares C-4	22.654
Goldman Sachs & Co. c/o Mutual Funds Ops 222 S. Main St. Salt Lake City, UT 84101-2174	Advisor Class Shares	20.597
Merrill Lynch Pierce Fenner & Smith for sole benefit of its customers Attn: fund administration 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	Advisor Class Shares	9.084
Edward Jones & Co. for the benefit of customers 12555 Manchester Road St. Louis, MO 63131-3710	Advisor Class Shares	7.53
First Clearing LLC special custody account for the exclusive benefit of customer 2801 Market St. St. Louis, MO 63103-2523	Advisor Class Shares	6.774

C-5

PROXY TABULATOR                                                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PO BOX 55909

BOSTON, MA 02205-5909                                                              Vote by Internet

Please go to the electronic voting site at

www.2voteproxy.com/ft. Follow the on-line instructions.  If you vote by internet, you do not have to return your Ballot.

Vote by Telephone

Please call us toll-free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your Ballot.

Vote by Mail

Mark, sign and date your Ballot and return it promptly in the envelope provided.

Please ensure the address below shows through the window of the enclosed postage paid return envelope.

.

PROXY                                                                                                                                                                                 PROXY

FRANKLIN DOUBLE TAX-FREE INCOME FUND

a series of Franklin Tax-Free Trust

SPECIAL MEETING OF SHAREHOLDERS

April 4, 2016

The undersigned hereby revokes all previous proxies for his/her shares of the Franklin Double Tax-Free Income Fund (the “Double Tax-Free Fund”) and appoints Craig S. Tyle, Alison Baur, Steven J. Gray, Karen L. Skidmore and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Double Tax-Free Fund that the undersigned is entitled to vote at the Double Tax-Free Fund’s Special Meeting of Shareholders (“Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 2:00 p.m., Pacific time on April 4, 2016, including any postponements or adjournments thereof, upon the matter set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees of the Franklin Tax-Free Trust on behalf of the Double Tax-Free Fund.  It will be voted as specified.  If no specification is made, this proxy shall be voted FOR the proposal to approve a plan of reorganization involving the reorganization of the Double Tax-Free Fund into the Franklin High Yield Tax-Free Income Fund.  If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY.  THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

Note:  Please sign exactly as your name appears on the proxy.                                ___________________________________

 If signing for estates, trusts or corporations, your title or capacity           Signature

 should be stated.  If shares are held jointly, one or more joint                  ___________________________________

 owners should sign personally.                                                                         Signature (if held jointly)

                __________________________________

                Date

(Please see reverse side)

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on April 4, 2016

The Proxy Statement for this Meeting is available at: www.2voteproxy.com/ft

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

Please fill in the box(es) as shown using black or blue ink or a No. 2 pencil. Please do not use a fine point pen.  [X]

	FOR	AGAINST	ABSTAIN
1. To approve a plan of reorganization between the Franklin Double Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund	☐	☐	☐

IMPORTANT:  PLEASE SIGN AND MAIL IN YOUR PROXY TODAY

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

PART B

STATEMENT OF ADDITIONAL INFORMATION

FOR

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND,

a series of

FRANKLIN TAX-FREE TRUST

Dated February 3, 2016

Acquisition of Substantially All of the Assets of:

FRANKLIN DOUBLE TAX-FREE INCOME FUND

(a series of Franklin Tax-Free Trust)

By and in exchange for shares of

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

(a series of Franklin Tax-Free Trust)

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of substantially all of the assets of Franklin Double Tax-Free Income Fund (the “Double Tax-Free Fund”) by and in exchange for Class A, Class C, and Advisor Class shares of Franklin High Yield Tax-Free Income Fund (the “High Yield Tax-Free Fund” and with the Double Tax-Free Fund, collectively, the “Funds”).

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission, is attached hereto and, except as noted below, is incorporated by reference herein (is legally considered to be part of this SAI):

1.      Statement of Additional Information of the Funds dated July 1, 2015 as supplemented to date (previously filed on EDGAR, Accession No. 0001379491-15-000578, as supplemented by the electronic filings on August 21, 2015 under Accession No. 0000757010-15-000036,  August 26, 2015 under Accession No. 0000757010-15-000040, and December 16, 2015 under Accession No. 0001535538-15-000085).

2.      Annual Report of the Funds for the fiscal year ended February 28, 2015 (previously filed on EDGAR, Accession No. 0000757010-15-000011).  Only the audited financial statements and related report of the independent registered public accounting firm included in the Annual Report are incorporated herein by reference, and no other parts of the Annual Report are incorporated herein by reference.

3.      Semi-Annual Report of the Funds for the semi-annual period ended August 31, 2015 (previously filed on EDGAR Accession No. 0000757010-15-000050).  Only the financial statements included in the Semi-Annual Report are incorporated herein by reference, and no other parts of the Semi-Annual Report are incorporated herein by reference.

1

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated February 3, 2016 relating to the above-referenced transaction and the Special Meeting of Shareholders of the Double Tax-Free Fund that will be held on April 4, 2016.  You can request a copy of the Prospectus/Proxy Statement by calling (800) DIAL BEN®/(800) 342-5236 or by writing to Franklin Templeton Investments at P.O. Box 997151, Sacramento, CA 95899-7151.

Pro Forma Financial Information

Pro forma financial information has not been prepared for the reorganization of the Double Tax-Free Fund into the High Yield Tax-Free Fund because the Double Tax-Free Fund’s net asset value ($158,014,049) does not exceed ten percent of the High Yield Tax-Free Fund’s net asset value ($8,194,096,399) as measured on November 30, 2015.

2